UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12
Celsius Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 Proxy Statement

and Notice of Annual Meeting

Dear Fellow Stockholders,

As I reflect on the past year, I am proud of the progress our team has made to strengthen Celsius Holdings and position the company for long-term success. We continue to execute with focus and discipline – advancing our brands, expanding our reach, and building the capabilities required to scale responsibly in a dynamic and evolving category.

At the core of our strategy is a conviction that has guided Celsius from the beginning: energy should support how people live. Consumers are becoming more intentional about their choices, and they are gravitating toward brands that align with active, wellness-oriented lifestyles. Celsius has been built for that consumer, and we have grown by staying authentic to that purpose as we scale.

SCALING A TOTAL ENERGY PORTFOLIO

Over the past year, we continued to advance a Total Energy Portfolio strategy built around CELSIUS, Alani Nu, and Rockstar Energy, with each brand serving a distinct role that expands consumption occasions and increases relevance while preserving what makes Celsius distinctive. As we continue to scale this portfolio, management operates within a framework of disciplined integration and risk management, supported by active Board oversight and engagement.

Our objective is to ensure that portfolio growth enhances the strength, consistency, and long-term sustainability of our business.

PARTNERING FOR EXECUTION ADVANTAGE

Our partnership with PepsiCo continues to support disciplined execution across the energy category. As PepsiCo’s strategic energy drink captain in the U.S., Celsius now can help inform the strategic direction of a unified energy portfolio – supporting coordinated planogram design, SKU prioritization, and promotional execution across our brands.

PepsiCo leads distribution for CELSIUS, Alani Nu, and Rockstar Energy in the U.S. and Canada, enabling greater scale and more consistent in-store execution. This structure supports alignment between brand strategy and retail execution, allowing us to reach different consumer cohorts and serve customers more effectively while maintaining a strong focus on transparency, accountability, and long-term brand health.

BUILDING A SCALABLE OPERATING MODEL

As our business grows, we remain focused on building a repeatable operating model – how we plan, execute, and allocate resources – while focusing attention on SKU productivity and organizational alignment. We have guided our integration efforts with the objective of strengthening execution and managing complexity as our business grows. Our governance framework and management processes are designed to support these priorities and align decision-making with long-term stockholder interests.

CULTURE, OWNERSHIP, AND LEADERSHIP DEPTH

Effective strategic execution depends on a broad ownership mentality across the organization. When our teams understand both our objectives and why they matter, execution becomes more consistent. As part of our continued evolution, we invest in leadership capability and succession planning across key functions to support operational continuity and organizational resilience.

Our Board maintains oversight of senior leadership development and talent planning as part of its broader focus on long-term value creation for our stockholders.

BRAND STRENGTH AND FINANCIAL DISCIPLINE

We believe sustainable growth is supported by strong brands and financial discipline. On the brand side, we continue to invest in innovation, marketing capabilities, and cultural relevance to support long-term consumer engagement. On the financial discipline side, we focus on revenue growth management, operational efficiency, and a balanced capital allocation approach.

Our executive compensation program reflects these priorities, with a significant portion of leadership compensation tied to financial, operational, and total shareholder return performance metrics. Additional detail regarding compensation design and oversight is provided in the Compensation Discussion and Analysis included in the accompanying proxy statement.

LOOKING AHEAD

We believe that Celsius is well positioned to pursue long-term value creation as consumer interest in functional, wellness-oriented products continues to evolve. With a diversified energy portfolio, a strong distribution partnership, and a disciplined operating approach, we are focused on scaling responsibly over time.

Thank you for your continued trust and support in Celsius. We remain committed to building long-term stockholder value while staying true to the “Live Fit” lifestyle and consumer-first mindset that have defined Celsius from the beginning.

Stay healthy and Live Fit!

John Fieldly

Chairman of the Board & Chief Executive Officer

Celsius Holdings, Inc.

CELSIUS HOLDINGS, INC.

2381 NW Executive Center Drive

Boca Raton, Florida 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 28, 2026

To our Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Celsius Holdings, Inc., a Nevada corporation (the “Company”), which will be held at 8:00 a.m., Eastern Time on May 28, 2026. The Annual Meeting will be held virtually.

You may register to attend the virtual Annual Meeting via the Internet at https://www.proxydocs.com/CELH. You will then receive a registration confirmation email, with details on how to attend the meeting.

The Annual Meeting will be held for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To vote to elect as directors the 10 nominees named in the attached proxy statement to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To vote on a non-binding advisory resolution regarding the compensation of our Named Executive Officers (Say on Pay);

3.	To ratify the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Board of Directors of the Company has fixed the close of business on April 1, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Accordingly, you may attend virtually and vote your common stock at the Annual Meeting if you were a record owner of the Company’s common stock at the close of business on April 1, 2026.

We are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders as of the Record Date instead of paper copies of our proxy statement and 2025 annual report. The Notice contains instructions on how to access those documents via the Internet. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2025 annual report and proxy card. The Notice is first being mailed, and the proxy statement, 2025 annual report, and form of proxy are being distributed to stockholders of record as of the Record Date and made available on the Internet, on or about April 14, 2026.

It is important that you cast your vote either by remote communication at the Annual Meeting or by proxy. You may vote your shares (1) at the virtual meeting, (2) by telephone, (3) on the Internet or (4) by completing and mailing a proxy card if you receive your proxy materials by mail. For instructions on how to vote your shares, please see the instructions from your broker or other fiduciary, as applicable, as well as the section titled “General Information About the Annual Meeting” of the accompanying proxy statement. If you decide to change your vote, you may revoke your proxy in the manner described in the accompanying proxy statement at any time before it is voted. You are urged to vote in accordance with the instructions set forth in the proxy statement. If you have questions about voting your shares, please contact our Corporate Secretary at Celsius Holdings, Inc., 2381 NW Executive Center Drive, 2nd Floor, Boca Raton, Florida 33431, telephone number (561) 276-2239. Whether or not you expect to virtually attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice or the proxy card you received in the mail.

Thank you for your continued support of Celsius Holdings, Inc. We look forward to your participation in the Annual Meeting.

Dated: April 14, 2026	By Order of the Board of Directors of Celsius Holdings, Inc.

Sincerely,

Richard S. Mattessich

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2026 AT 8:00 A.M. EASTERN TIME:

The Notice of Internet Availability of Proxy Materials, Notice of Meeting, Proxy Statement and 2025 Annual Report to Stockholders, and the means to vote are available free of charge at https://www.proxydocs.com/CELH

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates by reference important business and financial information about Celsius Holdings, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission website (www.sec.gov) or upon your written or oral request by contacting the Corporate Secretary of Celsius Holdings, Inc., at 2381 NW Executive Center Drive, 2nd Floor, Boca Raton, Florida 33431, telephone number (561) 276-2239.

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	10

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	11

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE	15

EXECUTIVE OFFICERS	25

COMPENSATION DISCUSSION AND ANALYSIS	27

EXECUTIVE COMPENSATION	44

DIRECTOR COMPENSATION	57
CORPORATE GOVERNANCE HIGHLIGHTS	59

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	60

PROPOSAL NO. 2 NON-BINDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY ON PAY)	61

PROPOSAL NO. 3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	62

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	64

Annex A – Reconciliation of Net Income to Adjusted EBITDA	A-1

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

CELSIUS HOLDINGS, INC.

2381 NW Executive Center Drive, 2nd Floor

Boca Raton, Florida 33431

(561) 276-2239

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on May 28, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying Notice of the Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders of Celsius Holdings, Inc., including any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 8:00 a.m. Eastern Time on May 28, 2026, or such later date or dates as such Annual Meeting date may be adjourned.

When used in this proxy statement, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer collectively to Celsius Holdings, Inc. and its subsidiaries.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to its stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. The Notice, proxy statement, form of proxy and our 2025 Annual Report are first being distributed and made available to stockholders via the Internet on or about April 14, 2026 to all stockholders of record as of April 1, 2026, who are entitled to virtually attend and vote at the Annual Meeting. This proxy statement has been prepared by the management of Celsius Holdings, Inc.

You are encouraged to read this proxy statement, our 2025 Annual Report and form of proxy carefully and in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting virtually, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by Internet, by telephone, or by mail, and the proxy materials provide instructions for each option.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof.

Why is this year’s Annual Meeting being held in a virtual format?

In an effort to ensure that all stockholders have an opportunity to attend our Annual Meeting and minimize potential travel burdens, our Board of Directors has determined to hold our Annual Meeting by remote communication via webcast. Stockholders may attend the Annual Meeting via webcast, regardless of location.

How can I participate in the Annual Meeting?

You can register to attend the virtual Annual Meeting by accessing the Annual Meeting URL at https://www.proxydocs.com/CELH. You will then receive a registration confirmation email, with details on how to attend the meeting.

The Annual Meeting will begin promptly at 8:00 a.m. Eastern Time on May 28, 2026. Online access will be available beginning at 7:45 a.m. Eastern Time for you to obtain your information. Should you not have previously voted your shares, or wish to revoke or change your vote, you will be able to do so during the Annual Meeting by following the voting instructions on the meeting portal until such time that it is announced during the meeting that the polls for voting have closed. We encourage you to access the Annual Meeting webcast prior to the start time.

Rules for the virtual meeting will be no different than if it were an in-person meeting. Professional conduct is appreciated, and a question and answer session will be conducted at an appropriate time.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

How can I ask questions during the Annual Meeting?

You can submit questions when registering for the Annual Meeting, or during the virtual meeting by using the Q&A tab. You must first join the Annual Meeting as described above in “How can I participate in the Annual Meeting?”

Who Can Vote?

Stockholders who owned shares of the Company’s common stock, par value $0.001 per share (“common stock”), at the close of business on April 1, 2026 (the “Record Date”), are entitled to virtually attend and vote at the Annual Meeting. As of the Record Date, there were 256,896,075 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting virtually to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote on each matter that is submitted to stockholders for approval.

How Do I Vote?

Whether you plan to attend the Annual Meeting virtually or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not validly revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted “for” a proposal or nominee for director, “against” a proposal or nominee for director, or whether you abstain from voting “for” or “against” any proposal or nominee for director. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equiniti Trust Company LLC, or you have stock certificates, you may vote:

•

By mail. You may complete and mail the proxy card in the postage prepaid envelope we will provide. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	By Internet or by telephone. You may vote via the Internet by visiting https://www.proxypush.com/CELH or by telephone by calling 1-866-829-5421.

•	By remote communication at the Annual Meeting. You may vote at the virtual Annual Meeting using the unique link that will be provided to you by email one hour prior to the meeting.

If your shares are held in “street name” (i.e., held in the name of a bank, broker or other nominee), then you must provide your bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•	By mail. Follow the instructions you receive from your broker or other nominee.

•

By virtually attending the Annual Meeting. Contact your broker or other nominee who holds your shares to obtain a broker’s proxy card and present it to the inspector of election with your ballot when you vote at the Annual Meeting virtually. You will not be able to attend the Annual Meeting virtually unless you have a proxy card from your broker.

How Does the Board Recommend That You Vote on the Proposals?

The Board recommends that you vote as follows:

•	“FOR” the election of the Board nominees identified in this proxy statement;

2	2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

•	“FOR” the approval of the non-binding advisory resolution regarding the compensation of our Named Executive Officers (“Say on Pay”); and

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

If any other matter is property presented at the Annual Meeting, then the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters to be acted on at the Annual Meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

You may change or revoke your proxy at any time before or during the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	voting virtually at the Annual Meeting.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or on the proxy card for each account to ensure that all your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card? What is the Effect of a “Broker Non-Vote”?

If your shares are registered in your name, then they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?”

If your shares are held by a bank, broker or other nominee and you do not provide voting instructions, then that nominee may vote your shares on “routine” matters. Brokerage firms have discretionary authority under applicable stock exchange rules to vote their customers’ shares in the brokerage firms’ discretion on “routine” matters if their customers do not provide voting instructions. When a brokerage firm votes its customers’ shares on a routine matter without receiving voting instructions (referred to as a “broker vote”), these shares are counted both for establishing a quorum to conduct business at the Annual Meeting and in determining the number of shares voted “FOR” or “AGAINST” the routine matter. For purposes of the Annual Meeting, the proposal to ratify Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3) is a “routine” matter.

However, a broker may not vote any shares of common stock on a “non-routine” matter if the applicable beneficial owner of those shares has not provided voting instructions. A “broker non-vote” generally occurs when a broker delivers a proxy but cannot vote the shares represented by that proxy on a particular matter because it has not received voting instructions from the beneficial owner and does not have discretionary voting power on that matter (or the broker chooses not to vote on a matter for which it does have discretionary voting authority). Broker non-votes are counted for purposes of determining the existence of a quorum at the Annual Meeting, but they will have no effect on the outcome of any proposal.

Under applicable stock exchange rules, the proposal to elect the Board nominees identified in this proxy statement as directors (Proposal 1) and the proposal with respect to a non-binding advisory resolution to approve the compensation of our Named Executive Officers (Proposal 2) are “non-routine” matters for which brokerage firms do not have discretionary authority to vote their customers’ shares if their customers did not provide voting instructions.

2026 PROXY STATEMENT	3

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

For purposes of the Annual Meeting, if your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” then the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote on your behalf for the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3), but does not have authority to vote your shares for the proposal to elect Board nominees identified in this proxy statement as directors (Proposal 1) or the proposal regarding Say on Pay (Proposal 2). Therefore, we encourage you to provide voting instructions because this will ensure your shares will be voted at the Annual Meeting in the manner you desire.

What Constitutes a Quorum for the Annual Meeting?

The presence, virtually or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting virtually or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum is present.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

Under our Amended and Restated Bylaws (“Bylaws”), in an uncontested election, if a quorum is present, the affirmative vote of a majority of the votes cast with respect to a director nominee is required to elect that person as a director. In a contested election, if a quorum is present, directors are elected by a plurality of the votes cast. The election of directors at the Annual Meeting will be an uncontested election. Our Bylaws also provide that any director that does not receive an affirmative vote of the majority of the votes cast shall submit such person’s resignation to the Board of Directors. The Board of Directors is not legally obligated to accept such resignation and can take any factors and other information into consideration that it deems appropriate or relevant. You may vote either “FOR” all or any one or more of the nominees, “AGAINST” all or any one or more of the nominees, or “ABSTAIN” your vote from all or any one or more of the nominees. Abstentions with respect to this proposal are counted for purposes of establishing a quorum at the Annual Meeting but will not have any effect on the outcome of the election of any director nominee.

Proposal 2: Say on Pay

If a quorum is present, the affirmative vote of a majority of the votes cast with respect to the proposal is required to approve the non-binding advisory resolution on Say on Pay. Abstentions with respect to this proposal are counted for purposes of establishing a quorum at the Annual Meeting but will not have an impact on the outcome of this proposal. Because the required vote is advisory, it will not be binding on the Board, the Human Resources and Compensation Committee of the Board or the Company. The Human Resources and Compensation Committee will, however, take into account the outcome of the vote when considering future compensation decisions.

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

If a quorum is present, the affirmative vote of a majority of the votes cast with respect to this proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accountant for the fiscal year ending December 31, 2026. Abstentions with respect to this proposal are counted for purposes of establishing a quorum at the Annual Meeting but will not have any effect on the outcome of this proposal. We are not required to obtain our stockholders’ ratification of the appointment of the Company’s independent registered public accounting firm, but we believe that submitting this matter to our stockholders is a part of good corporate governance. If our stockholders do not ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, then the Audit and Enterprise Risk Committee of the Board may reconsider the appointment. However, the Audit and Enterprise Risk Committee is solely responsible for the appointment and termination of our auditors and may do so at any time in its discretion.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Householding of Annual Disclosure Documents

Under applicable SEC rules, we or brokers and other nominees holding our shares on your behalf may send a single set of proxy materials, including our annual report, to any household at which two or more of our stockholders reside, if either we or the brokers believe that such stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses, and we believe it is an environmentally friendly action. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•

Stockholders whose shares are registered in their own name should contact our transfer agent, Equiniti Trust Company LLC, Attn: Direct Transfer Compliance, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120. Telephone:(919) 744-2722. E-mail: transfer-ID@equiniti.com.

•

Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Upon written or oral request of a stockholder at a shared address to which a single copy of the proxy statement and annual report was delivered, we will deliver promptly separate copies of these documents.

Who is paying for this proxy solicitation?

The Company is making this solicitation and will pay the cost of soliciting your proxy. In addition to the use of mail, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers or employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners and for soliciting your proxy.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, then we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the following annual meeting of stockholders (the “2027 Annual Meeting”) by submitting their proposals to the Company in a timely manner. These

2026 PROXY STATEMENT	5

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

proposals must meet the stockholder eligibility and other requirements of the SEC. To be considered timely for inclusion in the proxy materials for the 2027 Annual Meeting, you must submit your proposal in writing by December 15, 2026 to our Corporate Secretary, 2381 NW Executive Center Drive, 2nd Floor, Boca Raton, Florida 33431.

The Company’s Bylaws set forth specific procedures and requirements to nominate a director or submit a business proposal to be considered at the 2027 Annual Meeting. These procedures require, among other things, that any nominations or proposals must be received by the Company no earlier than the close of business on January 28, 2027, and no later than the close of business on February 27, 2027, in order to be considered.

If, however, the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after May 28, 2027, stockholders must submit such nominations or proposals no later than the later of: (A) the close of business on the 10th day following the day that the public announcement of the date of the 2027 Annual Meeting is first made by the Company and (B) the close of business on the date which is 90 days prior to the date of the 2027 Annual Meeting. In addition, with respect to nominations for directors, if the number of directors to be elected at the 2027 Annual Meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day a stockholder may deliver a notice of nominations, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

In addition, for stockholder nominees for directors to be considered timely for inclusion on a universal proxy card pursuant to Rule 14a-19 under the Exchange Act, such Rule requires that stockholders provide notice to us no later than March 29, 2027, containing the information required by Rule 14a-19 under the Exchange Act; however, Rule 14a-19’s notice requirement does not override or supersede the longer notice period established by our Bylaws, and the longer time period contained in our Bylaws controls.

If a stockholder notifies us of an intent to present a proposal at the 2027 Annual Meeting at any time after February 28, 2027 (and for any reason the proposal is voted on at that meeting), it will be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials.

Interest of Certain Persons in Matters to be Acted Upon

Other than any interest arising from (i) the ownership of our common stock or (ii) any nominee’s election to office, we are not aware of any substantial interest of any director, executive officer, nominee for election as a director or associate of any of the foregoing in any matter to be acted upon at the Annual Meeting.

Other Matters to be Presented for Action at the Annual Meeting

Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matter.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of our common stock, or an earlier date for information based on filings with the SEC, by: (i) each of our named executive officers; (ii) each of our current directors and director nominees; (iii) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock; and (iv) all of our current executive officers and directors as a group. The address of each of the executive officers and directors set forth in the table is c/o Celsius Holdings, Inc., 2381 NW Executive Center Drive, 2nd Floor, Boca Raton, Florida 33431.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, except as indicated in the footnotes to this table, the persons listed in the table have sole investment and voting power with respect to all Company securities owned by them.

Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. Additionally, under SEC rules, in computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, shares that may be acquired by such person or entity within 60 days (such as upon exercise of options) are deemed outstanding and beneficially owned by such person or entity. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The following information is based upon information provided to us or filed with the SEC by the stockholders identified in the table below. Percentage ownership calculations are based on 256,896,075 shares of common stock outstanding as of the Record Date.

Names and addresses of beneficial owners	Number of Shares of common stock		Percentage of class (%)

Named Executive Officers, Directors and Director Nominees:

John Fieldly	2,538,581	(1)	*

Tony Guilfoyle	5,094		*

Eric Hanson	26,929	(2)	*

Jarrod Langhans	71,709	(3)	*

Richard Mattessich	17,556		*

Nicholas Castaldo	357,729		*

Damon DeSantis	2,689,576		1.05%

Christy Jacoby	0		*

Hal Kravitz	216,147		*

Caroline Levy	42,756		*

Hans Melotte(4)	6,725		*

Cheryl Miller	21,606		*

Fletcher Previn	0		*

Joyce Russell	16,226		*

John Short	0		*

All current executive officers and directors as a group (sixteen (16) persons)	6,029,971	(5)	2.33%

2026 PROXY STATEMENT	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Names and addresses of beneficial owners	Number of Shares of common stock		Percentage of class (%)

Greater than 5% stockholders:

William H. Milmoe 190 S.E. Fifth Avenue Suite 200 Delray Beach, FL 33483	15,411,708	(6)	6.00%

Deborah DeSantis 190 S.E. Fifth Avenue Suite 200 Delray Beach, FL 33483	19,577,490	(7)	7.62%

Dean DeSantis 190 S.E. Fifth Avenue Suite 200 Delray Beach, FL 33483	19,467,895	(8)	7.58%

CD Financial, LLC 190 S.E. Fifth Avenue Suite 200 Delray Beach, FL 33483	13,882,396	(9)	5.40%

Alani Holdings, LLC 13551 Triton Park Blvd. Louisville, KY 40223	22,451,224	(10)	8.74%

Max Clemons 13551 Triton Park Blvd. Louisville, KY 40223	22,451,224	(10)	8.74%

Trey Steiger 13551 Triton Park Blvd. Louisville, KY 40223	22,451,224	(10)	8.74%

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	14,501,762	(11)	5.64%

Chau Hoi Shuen Solina Holly Suites PT. 2909 & 2910, Harbour Centre 25 Harbour Road Wanchai, Hong Kong 999077	23,040,969	(12)	8.97%

AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203	16,098,306	(13)	6.27%

*	Less than 1%
(1)

Includes 2,687 shares of our common stock subject to restricted stock units (“RSUs”) that will vest within 60 days of the Record Date and 1,708,080 shares of our common stock that are issuable upon the exercise of vested stock options held by Mr. Fieldly.

(2)	Includes 15,619 shares of our common stock subject to RSUs that will vest within 60 days of the Record Date held by Mr. Hanson.
(3)	Includes 11,157 shares of our common stock subject to RSUs that will vest within 60 days of the Record Date held by Mr. Langhans.
(4)	Mr. Melotte will serve out his term on our Board, which expires at the Annual Meeting.
(5)

In addition to the individuals listed above, includes Ms. Lam and Mr. Storey, each of whom the Board has determined is an executive officer within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended, and excludes Mr. Guilfoyle whom the Board determined did not meet such definition upon its annual review in February 2026, based upon his new role as Chief Customer Officer.

8	2026 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(6)

The information as to beneficial ownership is from Schedule 13G/A filed on February 17, 2026. Represents (a) 211,245 shares of common stock held of record by Mr. Milmoe, (b) 13,882,396 shares of common stock held of record by CD Financial, LLC (“CD Financial”), and (c) 1,318,067 shares of common stock held by the estate of Carl DeSantis (the “Estate”). Mr. Milmoe has shared voting and dispositive power with respect to shares of common stock held by CD Financial and the Estate.

(7)

The information as to beneficial ownership is from Schedule 13G/A filed on February 17, 2026. Represents (a) 3,545,167 shares of common stock held of record by Ms. DeSantis, (b) 13,860 shares of common stock held of record by Ms. DeSantis’ spouse, (c) 13,882,396 shares of common stock held of record by CD Financial, and (d) 2,136,067 shares of common stock held of record by the Carl DeSantis Retained Annuity Trust #2 (“CD Retained Trust #2”). Ms. DeSantis has shared voting and dispositive power with respect to shares of common stock held by CD Financial and CD Retained Trust #2.

(8)

The information as to beneficial ownership is from Schedule 13G/A filed on February 17, 2026. Represents (a) 2,131,365 shares of common stock held of record by Dean DeSantis, (b) 13,882,396 shares of common stock held of record by CD Financial, (c) 2,136,067 shares of common stock held of record by CD Retained Trust #2, and (d) 1,318,067 shares of common stock held by the Estate. Dean DeSantis has shared voting and dispositive power with respect to the shares of common stock held by CD Financial, CD Retained Trust #2 and the Estate.

(9)	The information as to beneficial ownership is from Schedule 13G/A filed on February 17, 2026. CD Financial has sole dispositive power over 13,882,396 shares of common stock.
(10)

This amount consists of shares of common stock held directly by Alani Holdings, LLC (“Alani Holdings”). As the sole members of Alani Holdings, Trey Steiger and Max Clemons have shared voting and dispositive power over the shares of common stock held by Alani Holdings. The mailing address for Alani Holdings and Messrs. Steiger and Clemons is 13551 Triton Park Blvd, Louisville, KY 40223.

(11)

The information as to beneficial ownership is based on a Schedule 13G/A filed on January 29, 2024 with the SEC on behalf of BlackRock, Inc. The Schedule 13G/A states that BlackRock, Inc. has sole voting power over 13,820,846 shares of common stock and sole dispositive power over 14,501,762 shares of common stock.

(12)

The information as to beneficial ownership is based on a Schedule 13G/A filed on February 12, 2025 with the SEC on behalf of Chau Hoi Shuen Solina Holly, Grieg International Limited and Oscar Time Limited. Represents (a) 22,333,104 shares of common stock held of record by Grieg International Limited, and (b) 707,865 shares of common stock held by Oscar Time Limited. The Schedule 13G/A states that Chau Hoi Shuen Solina Holly has sole voting and dispositive power over the shares of common stock held by Grieg International Limited and Oscar Time Limited.

(13)

The information as to beneficial ownership is based on a Schedule 13G/A filed on November 13, 2025 with the SEC on behalf of AllianceBernstein L.P. The Schedule 13G/A states that AllianceBernstein L.P. has sole voting power over 15,400,607 shares of common stock, sole dispositive power over 15,935,442 shares of common stock and shared dispositive power over 162,864 shares of common stock.

2026 PROXY STATEMENT	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s officers, directors and persons owning more than 10% percent of a registered class of the Company’s equity securities file reports of ownership and changes in ownership of such securities and derivative securities of the Company with the SEC. Based solely on a review of such forms and related amendments filed with the SEC, and, where applicable, written representations from the Company’s officers and directors, no Form 5s were required to be filed, and the Company believes that during the year ended December 31, 2025, all of the Company’s executive officers, directors and beneficial owners of more than 10% percent of the Company’s equity securities timely complied with all applicable filing requirement under Section 16(a) of the Exchange Act, except as set forth below.

Delinquent Section 16(a) Reports

Mr. Michael Del Pozzo, who served as a director of the Company from August 28, 2025 through February 10, 2026, filed a late Form 3 on September 26, 2025, reflecting an event date of August 28, 2025.

10	2026 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Governance and Nominating Committee of the Board of Directors recommended for nomination, and the Board of Directors nominated, the 10 directors identified in the table below for election at the Annual Meeting. Each nominee, if elected, will serve until the next annual meeting of stockholders and until a successor is named and qualified, or until his or her earlier resignation or removal. All of the nominees, other than Mr. Previn, are current members of the Board of Directors. Mr. Previn was recommended for nomination by a non-management director. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy may be voted for a substitute nominee in the discretion of the proxyholder(s).

Nominees for Director

Name	Age	Position(s) with the Company

John Fieldly	46	Chairman of the Board and Chief Executive Officer

Nicholas Castaldo	74	Director

Damon DeSantis	62	Director

Christy Jacoby	55	Director

Hal Kravitz	68	Lead Independent Director

Caroline Levy	63	Director

Cheryl Miller	53	Director

Fletcher Previn	52	Director Nominee

Joyce Russell	65	Director

John Short	53	Director

The Governance and Nominating Committee and the Board seek, and the Board is composed of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members and whom the Board believes best serve the interests of the Company and our stockholders. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that each such individual should serve as a current director and as a nominee for election as a member of our Board.

Nominee Biographies

John Fieldly has served as Chairman of the Board of Directors since August 2021, as Chief Executive Officer since April 2018 and as a member of the Board since March 2017. Mr. Fieldly also served as President of the Company until March 24, 2025. Mr. Fieldly joined the Company in January 2012 as its Chief Financial Officer and from March 2017 to March 2018 served as both Interim Chief Executive Officer and Chief Financial Officer. Prior to joining the Company, Mr. Fieldly held leadership roles at Oragenics, Inc., Lebhar-Friedman and Eckerd Drugs, Inc. Mr. Fieldly received a degree in accounting from the University of South Florida. Mr. Fieldly’s qualifications to serve on the Board and as Chief Executive Officer include his deep knowledge of the Company and the energy drink industry, as well as significant experience in accounting, finance and executive leadership.

2026 PROXY STATEMENT	11

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nicholas Castaldo has served as a director since March 2013. Mr. Castaldo’s career spans over 30 years in consumer businesses in the food and beverage industry with executive positions in public and private companies, multi-nationals and start-ups. He is a member of the Advisory Board of Frank Pepe Pizzeria, a regional casual dining restaurant concept. He is an Equity Partner of Lime Fresh Mexican Grill, a fast-casual Mexican restaurant chain where he served as the company’s Chief Marketing Officer for two years. Mr. Castaldo was an Equity Partner and member of the founding management team of Anthony’s Coal Fired Pizza, a casual dining restaurant chain, where he served as President, as Senior Vice-President and Chief Marketing Officer, and as a board member for 12 years. He also served for eight years as President of Pollo Tropical, a Miami-based fast casual restaurant chain. He has also held senior marketing positions at Denny’s, CitiCorp Savings and Burger King. Mr. Castaldo was a member of the faculty for 12 years at the H. Wayne Huizenga College of Business and Entrepreneurship at Nova Southeastern University, and currently serves on their Marketing Advisory Board. He earned his MBA from the Harvard Business School at Harvard University. Mr. Castaldo’s qualifications to serve on the Board include his significant experience in the food and beverage industry, as well as his executive leadership and management experience.

Damon DeSantis has served as a director since August 2021. Since June 2022, Mr. DeSantis has also served as a member of the board of directors of Integrated BioPharma Inc. (Nasdaq: INBP), an established manufacturing and sales company engaging primarily in the manufacturing, distributing, marketing and sales of vitamins, nutritional supplements, and herbal products. His corporate business interests continue with ownership, direct investment, and board membership in a variety of private businesses in the hospitality, financial services, spirits and cannabis industries. Additionally, Mr. DeSantis is a principal of Arcus Capital Partners, an SEC-registered investment advisory firm. Previously, until 2001, Mr. DeSantis served as Chief Executive Officer and as a member of the board of directors of Rexall Sundown Nutritional Company, a former Nasdaq 100 company. Rexall Sundown was in the business of developing, manufacturing, packaging, marketing, and distributing nutritional products with over 2800 SKUs to wholesalers, distributors, and retailers in the United States and worldwide. He is the son of Carl DeSantis, who was formerly one of the principal stockholders of Celsius. Mr. DeSantis’ qualifications to serve on the Board include his wide array of business experience.

Christy Jacoby joined Celsius’ Board of Directors in February 2026 and currently serves as Senior Vice President and Chief Financial Officer for PepsiCo North America Operations, where she oversees the financial strategy and performance of PepsiCo’s U.S. foods and beverages businesses. Since joining PepsiCo in 1997, Ms. Jacoby has held senior leadership roles across Financial Planning, Revenue Management, Strategy, Innovation, Supply Chain Finance and Go-To-Market Finance. She previously served as Senior Vice President and CFO of PepsiCo’s Global Capability Centers and earlier led PepsiCo Global Procurement Finance. Ms. Jacoby began her career in corporate banking and holds a Bachelor of Administration from the University of Notre Dame and an MBA from the University of Chicago. We believe that Ms. Jacoby’s extensive financial and operational experience makes her a valuable member of our Board.

Hal Kravitz has served as a director since April 2016 and as the Lead Independent Director since July 2021. Since October 2023, Mr. Kravitz has served as an external advisor for the consumer products and retail services practice at Bain & Company, a global management consulting firm. Since July, 2022, Mr. Kravitz has served as a Strategic Business Advisor for the AI technology development company, MFMsoft. From November 2018 through November 2021, Mr. Kravitz served as President, Certified Management Group, a division of Advantage Solutions. From 2014 to 2018, Mr. Kravitz served as Chief Executive Officer of AQUAhydrate, Inc., a company engaged in the manufacture, distribution, and marketing of premium bottled water. In 2013, Mr. Kravitz helped form InterContinental Beverage Capital as a founding member, a New York-based merchant bank focused on advising and investing in the beverage and other consumer packaged goods industries. For over 30 years, Mr. Kravitz served as an executive officer and in other management positions in various units of the Coca-Cola Company and System, including as President of its acquired Glaceau Company, makers of Vitaminwater® and Smartwater® and as Chief Revenue Officer at Coca-Cola Enterprises. Mr. Kravitz received a degree in accounting from the University of Georgia where he stays involved with their Terry Business School’s Entrepreneurship program. Mr. Kravitz’s qualifications to serve on the Board include his extensive experience in the Beverage and CPG industries.

12	2026 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Caroline Levy has served as a director since July 2020. She is a seasoned consumer industry expert with over 35 years of experience as a Wall Street analyst, operator, and board director. Drawing on a distinguished career at leading institutions including Lehman Brothers and UBS, Caroline brings rare depth across consumer sectors—beverages, restaurants, household products, cosmetics, lodging, and cruise lines—to the boards and companies she serves. Through her firm, Caroline Levy Advisory Services (CLAS), she advises growth-stage and established companies on strategy, capital markets, governance, and value creation. Ms. Levy spent three decades as a top-ranked consumer analyst at firms including Lehman Brothers and UBS, earning a reputation for rigorous fundamental research and deep sector expertise. At UBS, she served as Chief Operating Officer of U.S. Research, Chair of the U.S. Investment Review Committee, and Head of the Consumer Research Group—roles that put her at the intersection of capital markets, corporate leadership, and institutional strategy. Her coverage universe spanned food & beverage, restaurants, household products, personal care, cosmetics, lodging, and cruise lines. Ms. Levy serves on the boards of directors of Athletic Brewing Company, the nation’s leading non-alcoholic craft beer brand, and Icelandic Water Holdings, a premium water brand with global distribution, and serves as a member of the advisory board of Happy Dad Hard Seltzer. She formerly served on the board of directors of Health-Ade Kombucha until its successful sale to Butterfly Equity in 2025. Ms. Levy holds degrees in economics and accounting from the University of Cape Town.

Cheryl Miller has served as a director since August 2021. From January 2022 to October 2022, Ms. Miller served as Chief Financial Officer of West Marine, the nation’s leading omni-channel provider of products, services and expertise for the marine aftermarket. Prior to that, from April 2021 to December 2021, Ms. Miller served as an executive strategic advisor for JM Family Enterprises, a diversified automotive company, where she also served as Executive Vice President and Chief Financial Officer from January 2021 to April 2021. Ms. Miller has also previously served as President and Chief Executive Officer and held positions of Executive Vice President and Chief Financial Officer, Treasurer and Vice President of Investor Relations between 2010 and April 2020 with AutoNation Inc. (NYSE: AN), a publicly traded Fortune 150 automotive retailer. She also served on AutoNation Inc.’s board of directors from July 2019 to July 2020. In addition, since 2016, Ms. Miller has served on the board of directors of Tyson Foods, Inc. (NYSE: TSN), one of the world’s largest public food companies, where she is a member of the audit committee and chairperson of the nominating and governance committee. Ms. Miller also serves on the board of directors and audit and risk committees for Old Dominion Freight Line, a leading, less-than-truckload carrier and a component of the S&P 500. She holds a bachelor’s degree in finance and business administration from James Madison University and is also Directorship Certified® with the National Association of Corporate Directors. Ms. Miller’s qualifications to serve on the Board include her corporate finance experience in consumer-focused industries, including her experience as a corporate chief financial officer.

Fletcher Previn is a seasoned technology executive with more than 20 years of experience driving digital and Artificial Intelligence (AI) transformation across large global enterprises. He has a reputation for building technology tools and infrastructure that advance productivity and prioritize the user experience. Since April 2021, Mr. Previn has served as the Chief Information Officer (CIO) at Cisco Systems, where he built an AI platform that transformed the company into an AI-operated enterprise. He also serves as the company’s executive sponsor for its partnerships with the CIA, National Security Agency (NSA), and the Defense Information Systems Agency (DISA). Mr. Previn spent 15 years at IBM prior to joining Cisco, serving as IBM’s Chief Information Officer where he led a global team of over 12,000 IT professionals, managing a budget of approximately $2 billion and a portfolio of 4500+ applications. His mission as IBM’s CIO was to provide secure, global IT, at scale for 350,000+ IBM employees worldwide. Mr. Previn and his team ran some of the world’s most mission-critical workloads, drove application modernization, Cloud adoption, and an AI-first approach to IT. Mr. Previn also led the Mac@IBM program – making it possible for the first time for IBMers to use Apple devices at work. He created a design-led approach to IT delivery, established a global agile program at IBM, created a culture of technical eminence, and transformed the tools and processes used by all IBMers every day. Prior to joining IBM, Mr. Previn managed the Enterprise Systems Group at Walmart.com, the e-commerce division of Wal-Mart Stores, Inc. where he was responsible for the internal systems and infrastructure that supported Walmart.com. While in college, Mr. Previn also worked as an intern at the David Letterman show, the Conan O’Brien show, and as a production assistant on several movies. Mr. Previn holds various IT certifications and is a graduate of Connecticut College with a double major in Political Science and German. Mr. Previn’s qualifications to serve on the Board include his extensive technological background and experience in the management of global organizations.

2026 PROXY STATEMENT	13

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Joyce Russell has served as a director since August 2021. Since its formation in 2019, Ms. Russell has served as President of the Adecco Group U.S. Foundation, which is focused on up/re-skilling American workers and helping to ensure work equality for all. Ms. Russell previously served as President of Adecco Staffing U.S. from 2004 to 2018, an affiliate of the Swiss public company Adecco Group AG, a Fortune Global 500 company, and she brings over 37 years of experience specializing in human resource solutions. Ms. Russell is a member of Women Corporate Directors and the Committee of 200. She is also on the board of directors of the American Staffing Association and Dress for Success Worldwide. Ms. Russell has been a panelist at the World Economic Forum in Davos and a panelist at Fortune’s Most Powerful Women Summit. Ms. Russell holds a Bachelor of Arts degree in business and communications from Baylor University. Ms. Russell’s qualifications to serve on the Board include her extensive experience in human resources.

John Short joined Celsius’ Board of Directors in February 2026 and currently serves as PepsiCo’s Senior Vice President of Strategic Partnerships & Franchise, where he leads PepsiCo Beverages North America Allied Beverage Partnerships, Beverage Mergers and Acquisition activity, and PepsiCo Independent Bottler relations. Mr. Short is a 32-year veteran of the beverage and consumer packaged goods industry, primarily with PepsiCo where he has held leadership roles since 1994 spanning frontline operations through senior executive management. During his career, he has held leadership positions across multiple PepsiCo operating units, including PepsiCo Beverages, Frito-Lay, and Quaker Foods, with experience encompassing commercial strategy, revenue growth management, customer and channel leadership, operations, mergers and acquisitions, strategic partnerships, and franchise bottling systems. We believe that Mr. Short’s extensive commercial, operating and category leadership experience makes him a valuable member of our Board.

Other than the designation of Ms. Jacoby and Mr. Short by PepsiCo as members of our Board, there are no arrangements or understandings between any of our director nominees or executive officers or any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Family Relationships

There are no family relationships among our executive officers or director nominees.

Involvement in Certain Legal Proceedings

During the past 10 years, none of our directors, executive officers, promoters, control persons, or nominees has been involved in any legal proceedings requiring disclosure under Item 401(f) of Regulation S-K.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

14	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND

CORPORATE GOVERNANCE

Director Attendance at Board, Committee, and Other Meetings

During the year ended December 31, 2025, the Board of Directors held 12 meetings, the Audit and Enterprise Risk Committee met seven times, the Human Resources and Compensation Committee met seven times, and the Governance and Nominating Committee met two times. Each director attended at least 75% of the total number of meetings of the Board and of each committee on which such director served (in each case, during the periods that such director served). Additionally, our independent directors meet at regularly scheduled executive sessions without management participation.

As set forth in our Corporate Governance Principles, all directors are expected to attend the Company’s annual meeting of stockholders. All of our then-current directors attended the 2025 annual meeting of stockholders (the “2025 Annual Meeting”).

Director Independence and Board Committees

Director Independence

Our Board of Directors has determined that each of our directors, except John Fieldly, is independent within the meaning of the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our Board of Directors consults with advisors to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time. In making the independence determinations, the Board considered a number of factors and relationships, including all relevant identified transactions and relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors. Each of our directors serving on our Audit and Enterprise Risk Committee and Human Resources and Compensation Committee satisfies the applicable heightened independence standards required by SEC and Nasdaq rules for service on such committees.

Board Committees

Our Board of Directors has established three standing committees: the Audit and Enterprise Risk Committee; the Human Resources and Compensation Committee; and the Governance and Nominating Committee. The table below sets forth the members of each of these committees:

Audit and Enterprise Risk Committee	Human Resources and Compensation Committee	Governance and Nominating Committee
Cheryl Miller (Chairperson) Christy Jacoby Caroline Levy Hans Melotte(1) Joyce Russell	Joyce Russell (Chairperson) Nicholas Castaldo Hal Kravitz Hans Melotte(1)	Damon DeSantis (Chairperson) Nicholas Castaldo Caroline Levy Cheryl Miller John Short

(1)	Mr. Melotte will serve out his term on our Board, which expires at the Annual Meeting.

The principal responsibilities of each of these committees are described generally below and in detail in their respective committee charters, which are available on the Company’s website at www.celsiusholdingsinc.com. The information on our website is not incorporated by reference into, or made a part of, this proxy statement.

Each of Ms. Jacoby, Ms. Levy, Mr. Melotte and Ms. Miller qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K, based on such person’s business and professional experience in the financial and accounting fields.

2026 PROXY STATEMENT	15

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Audit and Enterprise Risk Committee

The Audit and Enterprise Risk Committee assists our Board of Directors in its oversight of the Company’s financial reporting, compliance, and risk functions, including (i) the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements and the integrity of the Company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors, (iv) the effectiveness of the Company’s internal control structure, (v) the compliance by the Company with significant legal and regulatory requirements, including those required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other applicable securities laws, (vi) risk exposures and the Company’s policies with respect to risk assessment and risk management, and (vii) such other matters as directed by the Board. Further, the Audit and Enterprise Risk Committee, among its other responsibilities:

•

has sole responsibility for the appointment, compensation, retention, evaluation, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	reviews and pre-approves all the audit services to be performed and the proposed fees in connection with such audit services;

•

reviews with management, the independent auditors and the internal auditors the quality and adequacy of internal controls that could significantly affect the Company’s financial statements and the disclosure controls and procedures designed to ensure compliance with applicable laws and regulations;

•	reviews with the independent auditors the Company’s relationships and transactions with related parties that are significant to the Company;

•

discusses with management, the Company’s internal audit department, and the independent auditors the quality and adequacy of the Company’s internal control over financial reporting and its disclosure controls and procedures, and reviews disclosures made by the Company’s principal executive officer and principal financial officer in the Company’s periodic reports filed with the SEC regarding compliance with their certification obligations;

•

discusses the annual audited financial statements and the quarterly unaudited financial statements with management and the independent auditors prior to their filing with the SEC in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and reports on such discussions to the Board;

•

reviews and discusses with management and the independent auditors the Company’s quarterly earnings press releases, as well as financial information and earnings guidance to be provided to investors, analysts or rating agencies, including review of any non-GAAP financial measures and the compliance and disclosure thereof;

•

reviews and discusses with management the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures that may have a material impact on the Company’s financial statements;

•

discusses with management and the independent auditors matters related to (a) the Company’s major financial risk exposures, including financial, operational, compliance, strategic, privacy, cybersecurity, business continuity, third party risks, legal and regulatory risks, and any emerging risks, (b) the Company’s policies with respect to risk assessment and risk management, and (c) the steps management has taken to monitor and control these exposures;

•

meets at least quarterly with the Company’s Chief Legal Officer to review known legal and regulatory matters that may have a material impact on the Company’s financial statements, including litigation and regulatory investigations, and any material reports or inquiries received from regulators or government agencies, and works with the Chief Legal Officer to evaluate the adequacy of the Company’s policies and procedures for ensuring compliance with applicable laws and regulations;

•

meets regularly with the Chief Compliance Officer to discuss topics related to the Company’s compliance and ethics program such as the effectiveness of such program, including the process for monitoring compliance with the Company’s ethics codes, including the Company’s Code of Ethical Conduct and the Company’s Code of Ethics for Senior Financial Officers; ensuring that the Company’s officers responsible for the Company’s ethics codes have the authority and reporting mechanisms to communicate personally to the Audit and Enterprise Risk

16	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Committee promptly on any matter, without retaliation, involving actual or potential violation of law or the Company ethics codes; the reporting of actual or potential violations; current and emerging compliance risk areas; or other compliance topics as appropriate;

•

approves Company procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and regularly reviews any reports of such nature;

•

periodically reviews the Company’s material policies and procedures regarding ethics and compliance, including the Company’s Code of Ethical Conduct and the Company’s Code of Ethics for Senior Financial Officers;

•	maintains open, continuing and direct communication between the Board of Directors, the Audit and Enterprise Risk Committee and the Company’s independent auditors;

•	annually reviews and reassesses the adequacy of, and compliance with, the Audit and Enterprise Risk Committee’s charter, and recommends any proposed changes to the Board for approval; and

•	ensures that the management-led Disclosure Committee is properly staffed and operating as an integral part of the Company’s financial reporting process.

Ms. Miller is the current chairperson of our Audit and Enterprise Risk Committee and will stand for re-election as a director at the Annual Meeting.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee aids our Board of Directors by: (i) reviewing and approving the compensation of our executive officers; (ii) administering all incentive compensation plans and equity-based plans of the Company; (iii) reviewing and making recommendations to the Board regarding the compensation of non-employee independent directors; and (iv) providing oversight of, and making recommendations to the Board with respect to, the development of succession plans for executive officers and reviewing the Company’s overall succession planning process, among other duties. Further, the Human Resources and Compensation Committee, among its other responsibilities:

•

annually reviews and approves the goals, objectives and philosophies with respect to the compensation of the Company’s Chief Executive Officer and other executive officers, and oversees their implementation, consistent with approved compensation plans, to ensure that compensation decisions regarding executive officers are aligned with such goals, objectives and philosophies;

•

annually reviews and approves the compensation of our executive officers, including annual base salary, short- term incentive awards, long-term incentive awards, severance benefits, perquisites and any other special or supplemental benefits;

•

reviews and approves compensation plans and retirement plans with respect to our executive officers and, to the extent it deems necessary or appropriate, makes recommendations regarding the establishment, amendment or modification of any such plans;

•

administers and interprets the Company’s incentive and equity compensation plans, to the extent required by the terms of such plans, or applicable law, rules or regulations, and reports to the Board regarding any modifications or issues that arise with respect to such plans;

•	reviews and approves employment, severance, change in control, termination and retirement arrangements for our executive officers;

•

periodically reviews non-employee director compensation and benefits for service on the Board and Board committees in relation to other comparable companies and in light of such factors as the committee may deem appropriate, and makes recommendations to the Board regarding compensation for non-employee directors;

•

reviews and approves all of the Company’s material compensation-related policies (including, but not limited to, policies on the mandatory recovery of compensation with respect to claw backs, hedging and pledging);

•	reviews, makes recommendations with respect to, and annually monitors compliance with stock ownership guidelines;

2026 PROXY STATEMENT	17

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

•	periodically reviews reports from management regarding funding the Company’s pension, retirement, and other management welfare and benefit plans;

•	oversees the development of succession plans for the Chief Executive Officer and other executive officers, and reviews the Company’s succession planning process generally, as appropriate;

•	oversees and at least annually reviews the assessment and mitigation of risks associated with the Company’s compensation policies and practices;

•

reviews and discusses with management the Company’s Compensation Discussion and Analysis (“CD&A”) and, based on such review and discussion, recommends to the Board that the CD&A, if and when required, be included in the Company’s Annual Report on Form 10-K or Proxy Statement on Schedule 14A;

•	prepares an annual “Compensation Committee Report” for inclusion in the Company’s Annual Report on Form 10-K or Proxy Statement on Schedule 14A; and

•

annually reviews and assesses the adequacy of the Human Resources and Compensation Committee’s charter, structure, processes and membership requirements, and submits any recommended changes to the Board.

Ms. Russell is the current chairperson of our Human Resources and Compensation Committee and will stand for re-election as a director at the Annual Meeting.

Governance and Nominating Committee

The Governance and Nominating Committee considers and makes recommendations to the Board regarding matters relating to: (i) the identification and qualification of Board members and potential Board members; (ii) advising the Board with respect to the Board composition, procedures and committees; (iii) corporate governance principles applicable to the Company and other corporate governance matters, including any related corporate governance matters required by the federal securities laws; and (iv) the evaluation of the Board and the Company’s management, among other duties. Further, the Governance and Nominating Committee, among its other responsibilities:

•

identifies, screens and recommends candidates for membership on the Board to fill vacancies and newly created directorships, consistent with the criteria recommended by the Governance and Nominating Committee and approved by the Board, both in connection with the annual meeting of stockholders and at other times when a vacancy or newly created directorship may exist, as well as considers director nominees proposed by stockholders;

•

helps ensure that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity deemed appropriate for the Board as a whole and contains at least the minimum number of independent directors required by SEC rules and Nasdaq listing standards;

•	reviews the suitability for continued service as a director of each member of the Board when his or her term expires or when he or she has a significant change in status;

•	periodically reviews and makes recommendations to the Board concerning the size, structure, composition, and procedures of the Board and Board committees;

•

at least annually reviews and assesses the independence of each director in accordance with the guidelines established by the Board, applicable Nasdaq listing standards and SEC rules, and makes recommendations to the Board regarding the independence of each director;

•	considers matters of corporate governance and periodically reviews the Company’s corporate governance policies and recommends to the Board modifications to the policies as appropriate;

•

provides oversight of the Company’s response to stockholder proposals submitted to the Company for consideration at the Company’s annual meeting of stockholders and makes recommendations to the Board regarding the Board’s recommendation with respect to how stockholders should vote on any stockholder proposal that appears in the Company’s proxy statement;

•

annually reviews and reassesses the adequacy of the Governance and Nominating Committee’s charter, structure, processes and membership requirements, and submits any recommended changes to the Board; and

18	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

•	oversees the annual self-evaluation of the Board and the committees of the Board and performs a self-evaluation of the Governance and Nominating Committee.

Mr. DeSantis is the current chairperson of our Governance and Nominating Committee and will stand for re-election as a director at the Annual Meeting.

Non-Employee Director Stock Ownership Policy

The Board has adopted stock ownership requirements for non-employee directors. These requirements provide that each non-employee director is required to own shares of common stock with an aggregate value of $450,000. Each non-employee director must satisfy the ownership requirement by the later of November 1, 2027 and the date that is five years following such director’s appointment or election to the Board. Until a director meets the stock ownership requirement, he or she is required to retain all shares of common stock that he or she holds, including all shares received upon the vesting of equity awards (excluding shares sold or delivered to the Company in respect of the exercise price of options or tax withholding).

Director Rotation Policy

The Board has adopted a director rotation policy. This policy provides that any director who has reached the age of 75 will rotate off the Board of Directors by not standing for reelection at the next annual meeting of stockholders.

Board Leadership Structure

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board of Directors believes that whether the same individual serves as Chairman of the Board and Chief Executive Officer should be decided by the Board, from time to time, in accordance with its business judgment after considering relevant factors, including the specific needs of the business and what the Board believes is in the best interest of the Company’s stockholders. The Board believes that John Fieldly, the Company’s Chief Executive Officer, is best suited to serve as Chairman of the Board and that the Board’s current leadership structure is both appropriate and effective. Because Mr. Fieldly serves as both Chief Executive Officer and Chairman of the Board, we have a Lead Independent Director, as described below.

Lead Independent Director

If the offices of Chairman of the Board and Chief Executive Officer are held by the same person, as they are currently, then the independent members of the Board of Directors annually elect, with a majority vote of the independent directors, an independent director to serve in a lead capacity. Although elected annually, the Lead Independent Director is generally expected to serve for more than one year. The Lead Independent Director may be removed or replaced from this position (but not as a director) at any time with or without cause by a majority vote of the independent members of the Board. Hal Kravitz is currently the Lead Independent Director. As an experienced career professional in the food and beverage industry, he brings to the Board a wealth of knowledge regarding the Company’s performance and its growth and development.

As part of the Lead Independent Director’s duties and responsibilities, the Lead Independent Director:

•	Presides at all meetings of the Board at which the Chair of the Board is not present;

•	Has the authority to call, and lead, executive sessions with the independent directors;

•	Has the authority to call special meetings of the Board;

•	Helps facilitate communication among the Chair of the Board and independent directors;

•	Communicates with the Chair of the Board between meetings and acts as a “sounding board” and advisor;

•	Solicits input from the independent directors on agenda items for meetings of the Board and executive sessions to help facilitate Board focus on key issues and topics of interest to the Board;

2026 PROXY STATEMENT	19

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

•	Collaborates with the Chair of the Board in developing the agenda for meetings of the Board;

•	Reviews Board meeting agendas and the schedule of Board meetings to ensure that there is sufficient time for discussion of all agenda items;

•	Has authority to include additional agenda items;

•	Communicates with major stockholders of the Company, as appropriate, if requested by such stockholders;

•	Helps facilitate discussion and open dialogue among independent directors during Board meetings, executive sessions and outside of Board meetings; and

•	Consults with the Chair of the Human Resources and Compensation Committee on the annual evaluation of the performance of the Chief Executive Officer.

Code of Ethics

We have adopted a Code of Ethical Conduct (“Code of Ethics”) that applies to all of our executive officers, directors and employees and which codifies the business and ethical principles that govern all aspects of our business. The Board also adopted a Code of Ethics for Senior Financial Officers (the “Senior Financial Officer Code of Ethics”, and collectively with the Code of Ethics, the “Codes”), which is applicable to all senior executive officers (including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions). A copy of each of the Codes is available on the Company’s website at https://ir.celsiusholdingsinc.com/governance/governance-documents. If we make any substantive amendments to the Codes or grant any waiver from a provision of the Codes to any executive officer or director, we intend to promptly disclose the nature of the amendment or waiver on our website to the extent required by applicable SEC rules and Nasdaq requirements. The information on the Company’s website does not constitute part of this proxy statement and is not incorporated by reference herein.

Board of Directors’ Role in Risk Oversight

The Board of Directors has an oversight role as a whole and at the committee level in overseeing management of the Company’s risks. The Board regularly reviews with management the financial and operational risks that management believes could substantially impact the Company. The Board has designated the Audit and Enterprise Risk Committee as being responsible for direct oversight of the Company’s risk processes. Members of the Audit and Enterprise Risk Committee have periodic meetings with management and the Company’s independent auditors to perform risk oversight with respect to the Company’s internal control processes. Members of the Audit and Enterprise Risk Committee also meet with management on a regular basis to review and discuss the Company’s major risk exposures, including financial, operational, compliance, strategic, privacy, cybersecurity, business continuity, third party risks, legal and regulatory risks, and any emerging risks, and the Audit and Enterprise Risk Committee also has oversight responsibility for cybersecurity matters. The Human Resources and Compensation Committee is responsible for overseeing the risks relating to employee compensation plans and arrangements, including those for our executive officers, and the Governance and Nominating Committee is responsible for ensuring that the Company is appropriately addressing those risks that may arise from changing governance requirements.

20	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Securities Trading Policy
We have adopted a Securities Trading Policy which governs the purchase, sale and/or any other dispositions of our securities by us and our directors, officers and employees and is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable exchange listing standards. A copy of our Securities Trading Policy has been filed with our Annual Report on Form
10-K
for the year ended December 31, 2025, filed under the Exchange Act on March 2, 2026.
Anti-Hedging and Pledging Policy
We have adopted a policy prohibiting the hedging and pledging of our securities, which applies to all officers, directors, employees and independent contractors and advisors of the Company and provides that such individuals are prohibited from (i) engaging in any hedging transactions (including variable forward contracts, equity swaps, collars and exchange funds) with respect to securities of the Company, and (ii) holding the Company’s securities in a margin account or pledging Company securities as collateral for a loan. As of the date of this proxy statement, all of our directors and executive officers are in compliance with this policy.
Consideration of Director Nominees
We seek directors with the highest standards of ethics and integrity, sound business judgment, and a willingness to make a strong commitment to the Company and its success. The Governance and Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, considering both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Governance and Nominating Committee. The Governance and Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations, and they seek to include directors with a diversity of experience, professions, viewpoints, skills and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending director nominees who can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election,
the Governance and Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

2026 PROXY STATEMENT	21

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

The Governance and Nominating Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties. See “General Information About the Annual Meeting - When are stockholder proposals due for next year’s annual meeting?” for the procedures to be followed by stockholders to submit nominations for director candidates.

As set forth in the Company’s Corporate Governance Principles, the general criteria for the nomination of director candidates as currently established by the Governance and Nominating Committee include, among other things:

•	A reputation for and commitment to integrity, honesty and the highest ethical standards.

•

Demonstrated business acumen, experience and ability to exercise sound judgments in challenging matters that relate to the current and long-term objectives of the Company and willingness and ability to work collaboratively and contribute positively to the decision-making process of the Board and the Company.

•	A commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees and to attend the annual meeting of stockholders.

•

Interest in and ability to understand the sometimes conflicting interests of the various stakeholders of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the best interests of all stockholders.

•

No conflict of interest, nor the appearance of a conflict of interest, that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

•

Individual directors should provide the Board with a range of diverse backgrounds, perspectives, experiences and knowledge commensurate with and responsive to the Company’s needs and the interests and priorities of the Company’s various stakeholders.

We do not view the renomination of existing directors as automatic. Instead, we believe that renomination must be based on continuing qualification under the criteria set forth above. In addition, the Governance and Nominating Committee considers each current director’s performance on the Board, and any committee on which such director serves, which may include consideration of the extent to which such director undertook continuing director education. The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge, and abilities that shall assist the Board in fulfilling its responsibilities.

Policy on Director Education

The Company’s Policy on Director Education, as approved by the Board on August 1, 2024, encourages its Board members to attend such director education programs as they deem appropriate, given their individual experience and backgrounds, to stay abreast of developments in corporate governance and “best practices” relevant to their contribution to the Board generally and to their specific committee assignments. Directors who attend such programs are encouraged to share what they have learned with other Board members.

22	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Board Skills

Our Board members and director nominee, collectively, exhibit a broad range of skills across many areas of expertise, as follows:

Experience, Expertise or Attribute	Castaldo	DeSantis	Fieldly	Jacoby	Kravitz	Levy	Melotte(1)	Miller	Previn	Russell	Short

General Management & Business Operations	●	●	●	●	●	●	●	●	●	●	●

CEO Experience		●	●		●			●

CFO Experience			●	●				●

COO Experience	●					●	●			●	●

CTO Experience							●		●

Food & Beverage Industry Knowledge	●	●	●	●	●	●	●	●			●

Technology									●

Cyber Security Experience							●		●

Finance			●	●		●	●	●			●

Accounting			●	●	●	●	●	●

Risk Management			●	●			●	●	●		●

Human Resources & Talent Development	●				●	●	●		●	●	●

International Business		●		●	●	●	●		●	●	●

Distribution and Supply Chain				●	●	●	●				●

Strategy Development	●	●	●	●	●	●	●	●	●	●	●

Mergers & Acquisitions	●	●		●	●	●	●	●	●		●

Consumer Marketing and Branding	●	●	●	●	●	●	●				●

Legal/Regulatory and Compliance		●

Corporate Governance			●			●	●	●

Service on Other Public Company Boards	●	●						●	●	●

Experience with Non-Profit Foundations		●		●			●		●	●	●

Government Affairs / Public Policy									●

ESG (Environmental, Social, Governance)		●					●

(1)	Mr. Melotte will serve out his term on our Board, which expires at the Annual Meeting.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant Board member by addressing communications to:

Celsius Holdings, Inc.

c/o Corporate Secretary

2381 NW Executive Center Drive, 2nd Floor

Boca Raton, Florida 33431

2026 PROXY STATEMENT	23

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

All stockholder correspondence will be compiled by our Corporate Secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

24	2026 PROXY STATEMENT

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer Since

John Fieldly	46	Chairman of the Board and Chief Executive Officer	2016

Eric Hanson	54	President and Chief Operating Officer	2025

Trinh Lam	48	Chief Human Resources Officer	2026

Jarrod Langhans	45	Chief Financial Officer	2022

Richard Mattessich	61	Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary	2023

Paul Storey	57	Chief Supply Chain Officer	2021

John Fieldly, Chairman of the Board and Chief Executive Officer

Mr. Fieldly’s biographical information is included above in Proposal No. 1 – Election of Directors.

Eric Hanson, President and Chief Operating Officer

Mr. Hanson joined the Company in March 2025. He has over 28 years of experience in sales, general management, commercial planning and partnership management in the food and beverage industry. From 1997 until 2025, Mr. Hanson held various senior roles at PepsiCo, including Senior Vice President - Strategic Partnerships; Senior Vice President, Energy Drinks; Senior Vice President – Commercial Planning & Sales Transformation; Senior Vice President, Revenue Growth Management, and numerous sales and general management roles across PepsiCo Beverages. He received a Bachelor of Science degree in Marketing from Indiana University’s Kelley School of Business.

Trinh Lam, Chief Human Resources Officer

Ms. Lam was appointed Chief Human Resources Officer in March 2026. Ms. Lam leads Celsius’ global people strategy and Human Resources organization. Reporting directly to the CEO as a member of the Executive Leadership Team, Ms. Lam oversees global HR operations, workforce planning and development, and initiatives designed to attract, develop, and support Celsius’ growing global team as the Company continues to scale. Ms. Lam brings extensive HR leadership experience in large, high-performing organizations. From February 2024 until joining Celsius in 2026, Ms. Lam relocated to Melbourne, Australia where she operated as an Independent Strategic HR Consultant. From January 2022 to February 2024, Ms. Lam held several positions at Walmart and from January 2023 to February 2024 served as Vice President, Head of People, Merchandising, at Walmart, leading the People function for a 3,000-associate organization and driving leadership design and talent transformation initiatives that strengthened engagement and enabled future growth. From March 2007 to January 2022, Ms. Lam held multiple HR leadership roles at Procter & Gamble across commercial functions, where she guided organizational strategy and leadership development programs within multi-billion-dollar business units. Ms. Lam holds an MBA from the University of Manitoba and a Bachelor of Commerce in Marketing and Finance from Saint Mary’s University.

2026 PROXY STATEMENT	25

EXECUTIVE OFFICERS

Jarrod Langhans, Chief Financial Officer

Mr. Langhans serves as Chief Financial Officer of Celsius Holdings, Inc., where he oversees financial operations and growth initiatives. Since joining in April 2022, he has led the Company through a rapid period of growth and portfolio creation with revenue growing over 600% and surpassing $2 billion in fiscal year 2025 while also building and scaling the global finance and IT functions. Mr. Langhans oversaw the financial and strategic elements of the Alani Nu and Rockstar Energy acquisitions as well as the multiple PepsiCo investments in Celsius and the long-term PepsiCo distribution agreements with the Company which has supported broad distribution expansion. Mr. Langhans also worked closely with the various departments to integrate Alani Nu and Rockstar Energy into the Celsius portfolio as well as the operations team to improve performance across the supply chain, resulting in significant gross margin improvements. Prior to Celsius, Mr. Langhans was Chief Financial Officer at Eden Springs, a division of Primo Water, from 2020 to 2022 after having served in various senior management roles for eight years at the company. Mr. Langhans is an active member of the community across a number of groups such as Cub Scouts, where he has been a den leader for the last three years, a member of the Southeast Florida Area Board of the American Cancer Society, as well as the fiCFO Board. Mr. Langhans received a master’s degree in accounting from the University of Florida.

Richard Mattessich, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary

Mr. Mattessich has served as Chief Legal Officer and Corporate Secretary since November 2023 and as Chief Compliance Officer since February 2024. Prior to joining the Company, from August 2019 to October 2023, Mr. Mattessich served as Deputy General Counsel, Corporate and Securities at ADT Inc. From 2005 to 2019, Mr. Mattessich was with Dun & Bradstreet, Inc., where he served as Vice President, Associate General Counsel, and from 2018 to 2019, also served as Chief Compliance Officer. Prior to serving as in-house counsel, Mr. Mattessich was a Partner at Morgan Lewis & Bockius LLP, a partner at Wilmer Cutler Pickering Hale & Dorr LLP, and an associate with Buchannan Ingersoll & Rooney PC, with a focus throughout his legal career on corporate securities law and corporate governance. Mr. Mattessich received his undergraduate degree in accounting from Georgetown University, his MBA in finance from New York University, and his law degree from The University of Texas. Mr. Mattessich was also previously a certified public accountant.

Paul Storey, Chief Supply Chain Officer

Mr. Storey has served as Chief Supply Chain Officer since February 2024. From May 2021 to January 2024, Mr. Storey served as our Senior Vice President, Operations. Prior to joining the Company, Mr. Storey was Vice President of Operations for Monster Energy, from August 2017 to April 2021, and Director of Manufacturing for Rockstar Energy Drink from July 2006 to August 2017. Before joining Rockstar Energy, Mr. Storey was a Production Manager for Nestle Waters from June 2004 to July 2006, and a Production Manager for Coca-Cola Enterprises from February 2002 to June 2004. Prior to that, Mr. Storey worked for Cott Beverages as an operations manager from 2000 to 2002, and for Danone S.A. as a Production Supervisor from 1993 to 2000. Mr. Storey received his degree from University College London.

26	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis (“CD&A”) describes our 2025 executive compensation program as it applied to our named executive officers (collectively, our “NEOs”). For 2025, our NEOs were:

•	John Fieldly - Chief Executive Officer

•	Eric Hanson - President and Chief Operating Officer

•	Jarrod Langhans - Chief Financial Officer

•	Tony Guilfoyle - Chief Commercial Officer (until February 10, 2026)

•	Richard Mattessich - Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary

Key Executive Officer Transitions and Appointments

On March 24, 2025, Celsius appointed Mr. Hanson as President and Chief Operating Officer (COO), to support our pursuit of category leadership in functional beverages, where there continues to be significant growth opportunities.

On February 10, 2026, the Board named Mr. Guilfoyle to the position of Chief Customer Officer, and on such date, Mr. Guilfoyle ceased his position as Chief Commercial Officer, which was the position in which he served for the year ended December 31, 2025. In his new role, Mr. Guilfoyle has oversight of certain channels of trade and sales in the United States, but he no longer serves as an “executive officer” or an “officer” as defined in Rule 3b-7 and Rule 16a-1(f), respectively, under the Securities Exchange Act of 1934, as amended. Because this determination and change in position was not made until 2026, Mr. Guilfoyle qualified as a NEO for 2025.

As used in this section, all references to the “Committee” or the “Compensation Committee” mean the Human Resources and Compensation Committee of the Board of Directors, which oversees the design and operation of our executive compensation program. For more information about the Committee and its role and responsibilities, please see the discussion under the heading “Human Resources and Compensation Committee” above.

CD&A Executive Summary

In 2025, we continued to advance our strategy and position the Company for long-term success by focusing on execution, growing our brands, expanding our reach, and building the capabilities needed to scale the business in a competitive market. We significantly advanced our total energy portfolio strategy with the acquisitions of Alani Nutrition LLC (“Alani Nu”) and Rockstar Energy, which allow us to expand our total addressable market by serving distinct consumer preferences. We expect to have fully integrated Alani Nu and Rockstar Energy in the first half of 2026. We also continued our partnership with PepsiCo and now serve as PepsiCo’s strategic energy drink captain in the U.S., while PepsiCo leads distribution of our products in the U.S. and Canada. Against the backdrop of these major operational and strategic moves, we delivered record revenues of approximately $2.5 billion in 2025. Our combined portfolio represents approximately 20% of the energy market in tracked channels for the full year and includes two billion-dollar brands. A summary of our financial success and strong returns to stockholders is outlined below.

2026 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

(1)

Adjusted EBITDA is a non-GAAP financial measure. For a description of the rationale for presenting Adjusted EBITDA and a reconciliation of net income to Adjusted EBITDA, please see Annex A to this proxy statement.

(2)	Total Stockholder Return (“TSR”) is calculated based on Celsius’ 20-trading-day stock price averages ended on 12/31 in each period.

2025 Business Highlights

•

Acquired two new brands - Alani Nu in April and Rockstar Energy in August - accelerating our evolution from a single-brand company to a scaled portfolio platform that better serves distinct consumer segments

•	Achieved approximately 20% U.S. energy drink dollar share in tracked channels and ranked as the #2 growth portfolio in RTD Energy

•	Grew revenue by 86% in 2025 to $2.5 billion, driven by record revenue growth for Alani Nu and strong contributions from Celsius and Rockstar Energy

•	Delivered 22% portfolio retail sales growth

•	Strengthened our organization with the addition of Eric Hanson, President and Chief Operating Officer, Rishi Daing, Chief Marketing Officer, and Garrett Quigley, President – Celsius International

2025 Executive Compensation Highlights

We strive to maintain a pay-for-performance orientation, and our pay decisions made with respect to 2025 were no different. We took the following actions with respect to 2025:

❖	Adjusted target compensation mix to more closely reflect a market-competitive mix effective January 1, 2025

At the end of 2024, the Compensation Committee conducted its annual review of executive compensation in connection with the establishment of 2025 pay levels. After considering the Company’s performance, size-appropriate market pay data, market positioning, pay mix, and stockholder feedback, the Committee approved a change in pay mix by reallocating an equivalent dollar value from target long-term incentive (“LTI”) compensation to base salary for the Company’s executive officers in 2025. For additional information, please refer to section titled “Base Salaries” below.

❖	Maintained stability for incentive design structure to maintain focus on key drivers of long-term value

For 2025, we did not make any major adjustments to our incentive design structure. The Company’s annual bonus plan continued to use revenue, gross margin, and adjusted EBITDA as its financial metrics, maintaining a maximum payout of 150% of target. The LTI plan continues to be a mix of performance stock units (“PSUs”), which vest based on predetermined cumulative revenue and relative TSR goals, and restricted stock units (“RSUs”), which are time vested and generally subject to the recipient’s continued employment.

❖	Achieved maximum financial performance for the annual bonus plan

At the beginning of 2025, the Company set aggressive financial goals for 2025 to ensure that executive rewards remained tied to strong financial performance. Following the acquisition of Alani Nu, in April 2025, the Committee reviewed such goals in light of the Company’s expanded scale and financial outlook, and approved increases to the 2025 financial performance goals to account for the Alani Nu acquisition, reinforcing the integrity and rigor of the incentive program.

28	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Driven by its executive leadership team, the Company delivered strong financial performance, including continued momentum following the Alani Nu acquisition. As a result, the financial performance component of the 2025 annual bonus plan achieved a maximum payout factor of approximately 150% of target.

❖	Considered additional compensation actions following successful brand acquisitions

Salary and Target Bonus Adjustment Following the Alani Nu Acquisition

In May 2025, following the acquisition of Alani Nu, the Compensation Committee conducted a competitive pay review to ensure that executive compensation appropriately reflected Celsius’ increased scale, complexity, and leadership demands as the Company increased revenue by 81%. This review was comparable in scope and rigor to the Company’s typical annual competitive pay assessment, which is ordinarily conducted later in the year, but was focused only on short-term compensation.

As a result, selected executives, including our NEOs, received base salary increases, effective June 2025. In addition, target bonus opportunity levels were increased to better align with expanded roles and enhance our overall pay for performance orientation.

These actions were intended to ensure continued competitiveness of the executive compensation program and support retention and focus during a period of significant integration and growth.

2025 Special Leadership Stock Awards

In October 2025, the Committee also discussed, and subsequently approved, a special PSU award granted in November 2025 to certain key executives (the “Special Leadership Stock Awards”). Following strong company performance and execution following the Alani Nu and Rockstar Energy acquisitions, the Committee determined that a targeted, performance-based equity award was appropriate to recognize the successful integration and value creation associated with the transactions thus far, while maintaining focus on the remaining integration efforts and reinforcing long-term retention and alignment with stockholder interests.

❖	Changes to 2026 Compensation

Following the Committee’s annual competitive compensation review conducted in October 2025, and considering the pay adjustments made mid-year, the Committee determined that it would increase the CEO’s target annual LTI to $4.5 million to better reflect his scope of responsibility going forward.

Additionally, the Committee approved an increase to the maximum payout for the financial portion of the annual bonus plan from 150% of target to 200% of target to encourage management to continue driving our growth given that we are a substantially larger and more complex organization than we were just one year ago.

2026 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Best Practices

Our Compensation Committee has established three key principles that provide the framework for our executive compensation program:

Attract and retain highly qualified and experienced executives

•

Peer group and compensation survey data is used to help ensure compensation is market-competitive.

•

A majority of incentive compensation is paid only if an executive continues to perform services for the Company over multi-year periods.

Motivate executives to achieve strategic goals

•

Annual incentive bonus is tied to short-term financial objectives and individual measures related to the achievement of strategic objectives.

•

Awards under our long-term performance plan adopted in 2024 tied to long-term revenue growth and stock price improvement

•

Following the Alani Nu and Rockstar Energy acquisitions in 2025, we issued performance-based awards that vest only upon completion of critical milestones.

Encourage and reward delivery of stockholder value	• Long-term incentives are in the form of RSUs and PSUs. • Annual equity awards under our long-term performance plan are measured over three years and require sustained performance.

We seek to reinforce equity ownership and entrepreneurialism by our executives, align their interests with those of our stockholders and link compensation to measurable corporate goals and qualitative individual performance.

Stockholder Outreach and “Say-on-Pay”

Over the past several years, we have been evolving our compensation and governance practices as the Company has grown. The Compensation Committee’s objective for our executive compensation programs is to align executive compensation with the Company’s achievement of its strategic objectives, its financial performance and the creation of long-term value for our stockholders. In designing our executive compensation programs, the Compensation Committee is mindful of our key stakeholders’ perspectives on executive compensation.

We provide our stockholders an opportunity to cast an advisory vote on our executive compensation every year, and we review and consider our most recent stockholder advisory vote in connection with our evaluation of our compensation practices, making changes to our compensation practices to the extent we deem necessary or advisable in light of the results of such advisory vote.

Our 2025 Say on Pay vote successfully passed with 98% support, which we consider to be a strong endorsement of our pay practices. Despite this strong endorsement, the Committee continues to regularly assess the design of our incentive programs to ensure we maintain pay and performance alignment, and we remain committed to engaging with our stockholders and soliciting their perspectives on key compensation and governance issues. In 2025, we reached out to our top institutional stockholders and engaged directly with stockholders owning approximately 27% of our outstanding shares of common stock. Outreach meetings included our Lead Independent Director, Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer, Chief of Staff, and members of our Investor Relations team. During these stockholder outreach meetings, we received constructive feedback regarding the Company’s executive compensation structure, which continues to be viewed favorably overall by stockholders.

30	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Best Practices

Our Compensation Committee regularly reviews our compensation practices and policies to ensure that they further our executive compensation philosophy and reduce unnecessary risk. The following table summarizes our NEO compensation program features and what we believe are “best practices” in terms of designing and administering the program.

What we do:	What we don’t do:

☑ Pay for performance – 83% of CEO and 67% of other NEOs’ target compensation is variable and/or at risk	☒ No executive is permitted to hedge or pledge Celsius stock

☑ Double-trigger vesting under our 2025 equity plan	☒ No excise tax gross-ups for our NEOs

☑ Cap our short-term incentive plan maximum payout at 150% of target and the PSUs in our long-term incentive plan at 200% of target	☒ No significant perquisites or benefits

☑ Compensation committee composed of only independent directors and is supported by an independent consultant	☒ No repricing of underwater stock options without stockholder approval

☑ Maintain a robust stock ownership requirement that applies to NEOs and directors	☒ No payment of dividend equivalents on unearned awards

☑ Conduct stockholder outreach to solicit feedback and discuss our compensation practices	☒ No short-term incentives are awarded for below threshold performance

☑ Maintain a clawback policy aligned with SEC and Nasdaq requirements	☒ No reward to executives for taking excessive or unnecessary risks

☑ Long-term (3-year) performance periods tied to long-term financial and market-based performance	☒ No evergreen provision in our 2025 Omnibus Incentive Compensation Plan

The Compensation Committee works with its independent compensation consultant, Farient Advisors (“Farient”), to evaluate the Company’s executive compensation program and incorporate changes to the structure that will better align the executive compensation program with our compensation philosophy and address stockholder concerns. We continue to evolve our compensation practices to better align with our stockholders.

Pay for Performance

We strive to ensure that there is long-term alignment between NEO pay and Company performance, and we monitor NEO pay as it relates to our performance to ensure this alignment.

We believe that a significant portion of our NEOs’ total compensation should be variable and “at risk,” meaning that its payment or vesting is based upon the achievement of predefined financial and performance metrics, and actual compensation will increase or decrease based on the performance of our stock and other financial metrics. We also believe that equity, rather than cash, compensation should comprise a larger component of our variable pay to provide alignment with our stockholders and encourage retention through multi-year vesting.

We believe that placing a significant portion of executive pay at risk motivates our executives to achieve performance goals and create value for our stockholders. The annual incentive bonus rewards are earned by our NEOs for the achievement of short-term performance goals. The amount paid is tied to the level of performance achieved, with higher payout levels reflecting superior performance. Long-term equity awards reward our executives for achieving long-term performance goals and increasing stockholder value.

As reflected in the charts that follow, 83% of our CEO’s target total 2025 compensation was variable or “at risk,” and an average of 67% of our other NEOs’ target total 2025 compensation was variable or “at risk.”

2026 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

CEO TARGET 2025 COMPENSATION

17%
21%
31%
31%
Base Salary
Target Annual Incentive
RSUs
PSUs

The charts above are based on the target bonus and the target value of annual LTI awards, excluding the one-time Special Leadership Stock Awards.

How Compensation Decisions are Made

The Compensation Committee operates under a written charter and is responsible for reviewing, approving, or recommending to the Board to approve, the amount and form of compensation for our CEO and other NEOs. The Compensation Committee is also responsible for:

•	Monitoring the performance and compensation of our NEOs;

•	Reviewing executive compensation policies and practices;

•	Reviewing and administering compensation plans;

•	Reviewing the mix and level of compensation by each component individually and in the aggregate;

•	Determining whether proposed goals or structure of awards might have the inadvertent effect of encouraging unnecessary risk taking; and

•	Reviewing the independence and potential conflict of interests of any advisors under applicable Nasdaq listing standards and SEC rules.

In carrying out its duties, the Compensation Committee considers the input of management, and information from the Compensation Committee’s independent compensation consultant regarding practices of a peer group of similarly sized companies in our industry and survey data for our industry in general. The role of each in our executive compensation program is described below.

Role of Compensation Consultant

For 2025, the Compensation Committee engaged Farient to provide independent advice with respect to executive and director compensation and corporate governance matters related to executive compensation. The Compensation Committee relies on Farient’s expertise in benchmarking and familiarity with competitive compensation practices. In addition, the Compensation Committee regularly requests advice from Farient concerning the design, communication, and implementation of our incentive compensation plans and other programs. The services provided by Farient to the Compensation Committee in 2025 included:

•	Reviewing Celsius’ business strategy, performance, and talent requirements as a context for assessing its executive pay strategy and program design;

•	Analyzing and providing recommendations on key compensation strategy issues, including Celsius’ compensation peer group, equity usage, and compensation risk profile;

•	Benchmarking Celsius’ total compensation levels, program design, and key policies for executives and the Board of Directors;

•	Reviewing recommended changes to the short-term and long-term incentive plan designs, including measures, weighting, and leverage;

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COMPENSATION DISCUSSION AND ANALYSIS

•	Reviewing key compensation policies and informing the Compensation Committee of regulatory developments;

•	Drafting the Compensation Discussion & Analysis (CD&A) for the Compensation Committee; and

•	Reviewing management proposals, including management-recommended pay actions.

Other than the services provided to the Committee, Farient did not provide any other services to the Company. The Committee has considered and assessed all relevant factors that could give rise to a potential conflict of interest with respect to the work performed by Farient. Based on this review, the Committee has determined that Farient is independent of the Company and its management.

Role of Management

The Compensation Committee works closely with members of our management team in designing our executive compensation program, including Mr. Fieldly, our CEO. Our CEO evaluates the performance of our executive officers (other than his own performance) and makes recommendations to the Compensation Committee with respect to the compensation levels of each NEO (other than himself) and the performance goals for our short- and long-term incentives. The input from our CEO is important for the Compensation Committee to design compensation programs that align to corporate goals and our strategic direction. The CEO is not present during Compensation Committee discussions of his compensation, and the Compensation Committee makes all compensation decisions in its sole discretion.

Role of Peer Group and Survey Data

The Compensation Committee uses competitive benchmarking data to evaluate compensation practices and develop compensation recommendations for each NEO. Executive compensation, compensation plan design and director compensation of the peer companies is used as a basis to determine whether the compensation levels and practices of the Company are in line with the market for talent. The peer group used for 2025 target pay decisions, developed with the assistance of Farient, was selected based on companies that reflect the Company’s industry, business focus and size. Additionally, a reference peer group of direct competitors in the energy drinks space was maintained to help inform incentive plan design, but was not used to benchmark compensation pay levels.

Peer Group Used for 2025 Target Pay Decisions

Peer Company	2024 Revenue(1)	Market Cap(1)(2)
Flowers Foods	$5,103	$2,090
Brown-Forman	$4,178	$13,368
TreeHouse Foods(3)	$3,354	n/a
WK Kellogg Co(4)	$2,708	n/a
Cal-Maine Foods	$2,326	$4,151
Boston Beer	$2,013	$2,317
BellRing Brands	$1,996	$2,157
Marzetti	$1,872	$4,507
Hain Celestial	$1,736	$73
J&J Snack Foods	$1,575	$1,655
Utz Brands	$1,409	$822
Simply Good Foods	$1,331	$1,579
e.l.f. Beauty	$1,024	$5,436
Freshpet	$975	$4,143
Westrock Coffee	$851	$428
SunOpta	$724	$767
Vital Farms	$606	$945
Vita Coco	$516	$3,314
75th Percentile	$2,248	$4,145
Median	$1,656	$2,123
25th Percentile	$987	$914
Celsius	$1,356	$13,773

2026 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Reference Peers	2024 Revenue(1)	Market Cap(1)(2)
PepsiCo	$91,854	$231,975
Coca-Cola	$47,061	$350,767
Keurig Dr Pepper	$15,351	$41,140
Monster Beverage	$7,493	$83,446
Primo Brands	$5,153	$8,240
National Beverage	$1,192	$3,404
Zevia PBC	$155	$90

(1)	In millions
(2)	Market Cap as of February 27, 2026
(3)	TreeHouse foods was acquired by InvestIndustrial in February 2026
(4)	WK Kellogg was acquired by the Ferrero Group in September 2025

In May 2025, as part of the annual review process, the Compensation Committee approved a new peer group that is more reflective of our growing size. The Committee used this peer group to re-assess the NEOs’ 2025 and 2026 compensation following the Alani Nu acquisition (using primary peers only) and to benchmark incentive plan design (primary and reference peers) for 2026.

Peer Group Used for May 2025 Pay Review and 2026 Target Pay

Primary Peers	2025 Revenue(1)	Market Cap(1)(2)
Monster Beverage	$8,294	$83,446
Flowers Foods	$5,256	$2,090
Primo Brands	$6,664	$8,240
Cal-Maine Foods	$4,262	$4,151
Brown-Forman	$3,975	$13,368
TreeHouse Foods(3)	$3,354	n/a
WK Kellogg(4)	$2,708	n/a
BellRing Brands	$2,317	$2,157
Boston Beer	$1,965	$2,317
Marzetti	$1,909	$4,507
J&J Snack Foods	$1,583	$1,655
Simply Good Foods	$1,451	$1,579
Utz Brands	$1,439	$822
e.l.f. Beauty	$1,314	$5,436
Freshpet	$1,102	$4,143
Westrock Coffee	$851	$428
Vital Farms	$759	$945
SunOpta	$724	$767
Vita Coco	$610	$3,314
75th Percentile	$3,665	$4,507
Median	$1,909	$2,317
25th Percentile	$1,208	$1,579
Celsius	$2,515	$13,773

Reference Peers	2025 Revenue(1)	Market Cap(1)(2)
PepsiCo	$93,925	$231,975
Coca-Cola	$47,941	$350,767
Keurig Dr Pepper	$16,603	$41,140
National Beverage	$1,201	$3,404

(1)	In millions
(2)	Market Cap as of February 27, 2026
(3)	TreeHouse foods was acquired by InvestIndustrial in February 2026
(4)	WK Kellogg was acquired by the Ferrero Group in September 2025

34	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Elements of Compensation

To implement our compensation philosophy, compensation for our NEOs generally consists of three elements:

Base Salary

Purpose: Attract and Retain Key Executives.

•

Provides a fixed level of compensation for performing essential job functions.

•

Amount of base salary reflects each NEO’s level of responsibility, leadership, tenure, qualifications and the competitive marketplace for executive talent in our industry.

•

Reviewed annually and adjusted, if appropriate.

Annual Cash Incentives

Purpose: Attract and Retain Key Executives / Motivate Executives to Achieve Strategic Goals.

•

Motivates NEOs to achieve our short-term business objectives while providing flexibility to respond to opportunities and market conditions.

•

Includes a combination of financial performance metrics and organization/individual performance metrics.

•

Financial goals are tied to our internal budgets and individual performance metrics are tied to key business objectives.

•

Awards are capped at 150% of target for individual performance; beginning in 2026, the financial component of the annual bonus plan will be capped at 200% of target to align with market practice.

Long-Term Incentives

Purpose: Attract and Retain Key Executives / Motivate Executives to Achieve Strategic Goals.

•

Beginning in 2024, awards comprise a mix of RSUs and PSUs.

•

RSUs vest based on time, 1/3 on each anniversary of the date of grant.

•

PSUs vest based on the achievement of 3-year revenue, relative TSR, and share price goals.

•

Motivates NEOs to achieve our long-term business objectives by tying value of incentives to tangible financial goals and to driving long-term stockholder value.

2025 Target Pay Decisions

At the end of 2024, the Compensation Committee conducted its annual review of executive compensation in connection with the establishment of 2025 pay levels. As part of this review, the Committee considered Celsius’ performance, individual performance, size-appropriate market pay data, market positioning, stockholder feedback, and pay mix of our executive officers. When taking these factors into consideration, and to better align pay mix with market practices while preserving target total direct compensation, the Committee approved a reallocation of an equivalent dollar value from target LTI to base salary for the executive officers in 2025.

Following the Alani Nu acquisition, which increased our revenue by 81%, the Compensation Committee accelerated the timing of its annual compensation review to May 2025. This pay review followed the approval of the updated compensation peer group discussed above, which reflected Celsius’ significantly larger go-forward size and companies of similar complexity and scale. Based on its assessment, the Committee approved an increase in salaries and target bonuses of the executive team’s target 2025 compensation. These adjustments are reflected in the tables below.

2026 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

Target Compensation (Salary + Target Annual Incentive + Target Long-Term Incentive)

($000s)	Title	2025(1)					2024	% Change 2025 vs. 2024
NEO		Salary	Target Bonus %	Target STC	Target LTI	Target TDC	Target TDC

John Fieldly	CEO	$1,064	120%	$2,341	$3,750	$6,091	$5,745	6%

Eric Hanson(2)	President and COO	$770	60%	$1,232	$1,150	$2,382	n/a	n/a

Jarrod Langhans	CFO	$630	60%	$1,008	$1,150	$2,158	$2,000	8%

Tony Guilfoyle	Chief Customer Officer(3)	$575	50%	$863	$675	$1,538	$1,388	11%

Richard Mattessich	Chief Legal Officer	$480	50%	$720	$675	$1,395	$1,210	15%

(1)	Reflects salaries and target bonus % effective June 1, 2025
(2)	Mr. Hanson joined the Company in March 2025
(3)	Mr. Guilfoyle had served as Chief Commercial Officer until February 10, 2026

Base Salaries

Salaries are intended to be sufficiently competitive to attract and retain key employees. At the end of each fiscal year, our CEO proposes salary increases for the executives that are determined by a variety of factors, including but not limited to: market conditions, Company and individual performance, increased responsibility, and the Company’s overall budget. The CEO proposes salary adjustments, if any, for the NEOs to be approved by the Compensation Committee, and the Compensation Committee recommends any salary adjustment for the CEO to be approved by the Board of Directors. The following table provides information regarding base salaries for our NEOs for 2024 and the base salaries in effect during 2025, including the pay mix adjustment effective January 1, 2025 (reallocating an equivalent dollar value from target LTI to base salary for the NEOs) and adjustments effective June 1, 2025 to recognize Celsius’ increase in size and scope following the Alani Nu acquisition, as discussed above:

NEO	2024 Base Salary	2025 Base Salary Effective 1/1/25	% Change	2025 Base Salary Effective 6/1/25	% Change
Fieldly	$950,000	$950,000	0%	$1,064,000	12%
Hanson(1)	n/a	$700,000	n/a	$770,000	10%
Langhans	$500,000	$600,000	20%	$630,000	5%
Guilfoyle	$440,000	$515,000	17%	$575,000	12%
Mattessich	$353,600	$429,000	21%	$480,000	12%

(1)	Mr. Hanson joined the Company in March 2025

Annual Incentive Plan

Our annual cash incentives are designed to reward employees for financial, operational, and individual performance that focus our organization on meeting or exceeding performance goals and driving stockholder value. The plans provide employees, including our NEOs, with the opportunity to earn cash awards based on the degree to which the Company achieves predetermined performance measures for the year.

The elements used to determine awards may include:

•	A cash bonus incentive opportunity (expressed as a percentage of base salary);

•	Financial targets;

•	Organizational and individual performance goals; and

36	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

•	A range of performance objectives (threshold, target, and maximum) for each performance measure.

❖	NEO Incentive Opportunities

The target annual cash incentive for each of our NEOs is set forth below, as a percent of base salary, as well as the proportion of their annual cash incentives that will be based on the achievement of financial goals and individual goals. The target annual cash incentives were increased during 2025 to recognize each NEO’s expanded scope of responsibility following the Alani Nu acquisition.

NEO	Target (% of Base Salary)	Financial Goal Weighting	Indiv. Goal Weighting
Fieldly	120%	75%	25%
Hanson	60%	75%	25%
Langhans	60%	75%	25%
Guilfoyle	50%	75%	25%
Mattessich	50%	75%	25%

❖	Financial Performance Targets

Financial performance targets make up 75% of the potential annual incentive opportunity for our executive officers. Performance targets and goals are meant to focus the eligible NEOs on the key elements of our strategic and annual financial plan and are based on the Board-approved annual financial plan for the Company. We select financial metrics that broadly measure Company performance and are tied to stockholder value, so as not to encourage undue risk taking.

Each performance goal is given a threshold, target, and stretch performance level. Payout is based on year-end actual performance measured against target performance, and weighting of each performance metric. Performance above stretch is capped at a maximum award of 150% of target. If actual performance is between any two points, payouts are determined using straight-line interpolation. If performance falls below 80% of our target, there will be no payout for that metric.

Target % Achieved	Payout %
> 116%	150%
100%	100%
80%	50%
< 80%	0%

The Compensation Committee determines the extent to which the year’s performance goals have been achieved and the corresponding payout, which is finalized following receipt of the Company’s audited financial statements for the applicable year then-ended. The Compensation Committee has discretion to adjust the level of payout with respect to any financial performance target based on its assessment of circumstances relating to the Company’s business. The Compensation Committee did not adjust any of the final results for 2025 performance.

For 2025, we continued to use the same financial performance metrics and weightings as we used in 2024. Weightings represent the portion of the total target annual cash incentive that will be paid out based on that performance metric.

Financial Metric	Weighting
Revenue	25%
Gross Profit	25%
Adjusted EBITDA	25%

The financial metrics above are defined as:

•	Revenue: Based on GAAP revenue recognition standards as reported in the Company’s audited financial statements filed with its Annual Report on Form 10-K.

•	Gross Profit: Based on GAAP reported revenue less reported cost of goods as reported in the Company’s audited financial statements filed with its Annual Report on Form 10-K.

2026 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

•

Adjusted EBITDA: Based on non-GAAP Adjusted EBITDA as reported in our earnings press releases. For additional information with respect to how we calculate Adjusted EBITDA, please see Annex A to this proxy statement.

❖	Non-Financial Individual Performance Ratings

In addition to the financial performance targets, 25% of the annual cash incentives paid to our NEOs reflect individual performance ratings that relate to our performance in certain strategic organizational categories. The Compensation Committee subjectively rates this performance on a scale of 0-5 based on our overall performance with respect to our strategic plan relating to the given category, as well as the individual performance of the particular NEO in that category. The payout for performance between points is determined using straight-line interpolation.

Performance Rating	Payout %
5	150%
3	100%
0	0%

❖	2025 Annual Incentive Payouts

At the end of the year, the Committee assessed Celsius’ financial performance versus the financial goals for 2025 and approved a total financial payout of 150% of target, as shown below (dollars in millions):

Financial Metric(1)	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Result(2)	Payout %
Revenue	25%	$1,702	$2,127	$2,467	$2,460	149%
Gross Profit	25%	$811	$1,014	$1,176	$1,247	150%
Adjusted EBITDA	25%	$336	$420	$487	$655	150%
Total Financial Weighting/Payout	75%					150%

(1)	The Committee approved an increase to the 2025 financial goals in May 2025 to reflect the impact of the Alani Nu acquisition
(2)	Goals and results exclude Rockstar Energy

In addition, 25% of the overall payout was determined by measuring individual performance, as described above. The individual achievement in 2025 and individual performance factors are described below:

❖	2025 Individual Achievements for John Fieldly: 145% payout (percentage of target)
•	Developed and implemented a succession plan for deeper management levels
•	Built a three-year strategic plan to achieve U.S. and global profitability
•	Continued to execute the strategy on margin improvement
•	Successfully executed the Alani Nu transaction
•	Continued to manage the PepsiCo partnership

❖	2025 Individual Achievements for Eric Hanson: 130% payout (percentage of target)
•	Integrated Alani Nu within the Celsius organization
•	Continued to improve Celsius’ brand equity while maintaining Alani Nu’s momentum
•	Transitioned Alani Nu into the PepsiCo network
•	Enhanced SKU management and commercial planning efforts
•	Developed and implemented a structured international growth strategy

❖	2025 Individual Achievements for Jarrod Langhans: 140% payout (percentage of target)
•	Secured and established the debt structure for the Alani Nu acquisition
•	Continued to strengthen internal controls
•	Improved monthly reporting for FP&A matters

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COMPENSATION DISCUSSION AND ANALYSIS

•	Implemented savings programs to improve G&A spend
•	Successfully integrated Big Beverage Contract Manufacturing L.L.C.

❖	2025 Individual Achievements for Tony Guilfoyle: 135% payout (percentage of target)
•	Delivered a successful LTO program
•	Met 2025 cooler placement targets
•	Maintained discipline with distributor alignment, performance and compliance
•	Optimized execution in key retail accounts
•	Instituted pricing strategy compliance across regions

❖	2025 Individual Achievements for Richard Mattessich: 145% payout (percentage of target)
•	Developed and implemented a platform to improve compliance and reduce manual workload
•	Successfully led the acquisition of the Alani Nu business
•	Improved and enhanced legal safeguards to reduce regulatory and compliance risks
•	Improved protection of proprietary assets and IP

The following summarizes 2025 annual cash incentive payouts to our NEOs based on the achievement of the financial performance metrics and the non-financial organizational and individual goals:

NEO	Total % of Target Achieved	Actual Award Amount
Fieldly	149%	$1,899,240
Hanson	145%	$669,900
Langhans	148%	$557,550
Guilfoyle	146%	$420,469
Mattessich	149%	$357,000

The Company paid the 2025 annual cash incentives on March 9, 2026. The payouts are reflected as 2025 compensation in the Summary Compensation Table of this proxy statement in the column labeled “Non-Equity Incentive Plan Compensation.”

Long-Term Incentives

The Compensation Committee granted long-term incentive awards to our eligible NEOs and to a broader group of employees under our 2015 Stock Incentive Plan, as amended (the “Amended 2015 Stock Incentive Plan”) to align the interests of our management team with the interests of our stockholders and to create substantial incentives for the team to achieve our long-term goals. These awards enable us to provide competitive compensation to help in the recruitment of executives and employees and, through vesting provisions, also help to promote the retention and long-term service of executives and key employees.

At the 2025 Annual Meeting, stockholders approved the 2025 Omnibus Incentive Compensation Plan. LTIs granted before the 2025 Annual Meeting were granted under the Amended 2015 Stock Incentive Plan while grants after the 2025 Annual Meeting were granted under the 2025 Omnibus Incentive Compensation Plan. Outstanding awards granted under the Amended 2015 Stock Incentive Plan remain outstanding in accordance with their terms, but no further awards may be granted under such plan.

We grant a mix of PSUs and RSUs to our NEOs to recognize the Company’s growth and to enhance stockholder alignment by providing management with the upside opportunity afforded by outperformance and below target vesting for underperformance. Upon vesting, each share is settled by delivering to the holder one share of common stock. The performance period for the 2025 PSU awards began January 1, 2025 and ends December 31, 2027.

Vehicle	Weighting	Vesting Criteria	Vesting Horizon

PSU	• CEO and COO: 50% • NEOs: 30%	• 3-Year Cumulative Revenue: 50% • 3-Year Relative TSR: 50%	Three-year cliff

RSU	• CEO and COO: 50% • NEOs: 70%	• Service-based	One-third per year over three years

2026 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee approves equity values for target awards with the actual number of shares granted determined on the basis of the closing stock price immediately prior to the grant. The approved value of the LTI awards granted in 2025 as part of the annual equity grant, as well as the number of shares granted to each NEO, are set forth below.

NEO	Target Value of LTI Award	# of RSUs	# of PSUs

Fieldly	$3,750,000	72,985	72,985

Hanson	$1,150,000	15,179	15,178

Langhans	$1,150,000	31,335	13,428

Guilfoyle	$675,000	18,392	7,882

Mattessich	$675,000	18,392	7,882

❖	New Hire Equity

In addition to the above amounts, Mr. Hanson received a one-time award of 31,678 RSUs with a target value of $1,200,000 in connection with the commencement of his employment effective March 24, 2025. This award was granted as a replacement for the value of equity awards that Mr. Hanson forfeited upon his separation from his prior employer.

❖	2025 Special Leadership Stock Award

The Committee also discussed and subsequently approved a special PSU award granted in November 2025 to certain key executives. Following strong performance and execution following our acquisitions of Alani Nu and Rockstar Energy, the Committee determined that a targeted, performance-based equity award was appropriate to recognize the successful integration and value creation associated with the transactions, while reinforcing long-term retention and alignment with stockholder interests. The performance awards vest over one- and two-year periods based upon the achievement of targets as detailed below:

Portion of Award	Vesting Provisions	Status
33%	• Earned upon transitioning 65% of DSD distribution to PepsiCo based on volume	Vested December 1, 2025
33%	• Earned upon transitioning 80% of DSD distribution to PepsiCo based on volume	Vesting determination date: December 1, 2026
33%	• Earned upon Alani Nu and Celsius achieving 90% ACV per Circana MULO+C, provided the Company maintains a certain minimum dollar share of the LRB Energy category	Vesting determination date: December 1, 2027

Special Leadership Stock Award values by executive are as follows:

NEO	Value of Special Award	#of PSUs

Fieldly	$2,500,000	55,666

Hanson	$1,500,000	33,400

Langhans	$1,500,000	33,400

Guilfoyle	$1,500,000	33,400

Mattessich	$1,500,000	33,400

40	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Other Benefits

Our employees, including our NEOs, are entitled to various employee benefits, which generally include health care plans, flexible spending accounts, life and disability insurance, a 401(k) plan and paid time off. We do not provide any pension benefit or supplemental retirement benefits to our NEOs.

Employment Agreements and Severance Benefits

Messrs. Fieldly and Langhans are each party to an employment agreement with the Company. We believe that having employment agreements with Messrs. Fieldly and Langhans is beneficial to us because it provides retentive value and subjects each of Messrs. Fieldly and Langhans to restrictive covenants. The employment agreements provide for benefits on certain terminations of employment. The terms of the employment agreements with Mr. Fieldly and Mr. Langhans are described beginning on page 48 of this proxy statement.

There are no other employment agreements with our NEOs, but each of Messrs. Hanson, Guilfoyle, and Mattessich are parties to offer letters with the Company. These offer letters set forth basic parameters of employment as of the date of hire, such as base salary, bonus eligibility, equity grant arrangements, and certain benefits. Current arrangements with each such individual are set forth in the discussion of Executive Compensation. Additionally, we maintain an executive severance and change-in-control policy to encourage executives to focus on decision-making that is in the best interests of our stockholders without concern for job security or their personal financial situations. We periodically review this policy in light of changing market practices and make changes, as appropriate, to ensure that the policy continues to meet these objectives.

Other Compensation Matters

Stock Ownership Policy

We maintain a stock ownership policy that applies to our CEO and all executive officers, as well as our non-employee members of the Board. We believe that the Stock Ownership Guidelines result in significant common stock ownership by our executive officers and non-employee directors and align the interests of our executive officers and non-employee directors with those of our stockholders.

The ownership requirement for our CEO and our other executive officers is calculated as a multiple of base salary, or cash retainer for our non-employee Directors as noted below:

Position	Multiple of Base Salary or Cash Retainer

CEO	5x

Other Executive Officers	3x

Non-Employee Directors	5x

Each executive officer and director must satisfy the ownership requirement within five years following the later of (i) November 1, 2022 and (ii) the date of his or her appointment or election to the applicable position. If the executive officer or director fails to meet the stock ownership requirement within five years, he or she is required to retain all shares held by the executive officer or director, including all shares received upon the vesting of equity awards (excluding shares sold or delivered to the Company in respect of the exercise price of options and tax withholding).

Qualifying shares that count toward the ownership requirement include:

•

Shares owned outright (including shares in existing brokerage accounts, shares held by members of the individual’s immediate family, or shares in a grantor trust for the benefit of the individual or his or her immediate family);

•	60% of the unvested time-based restricted stock and RSUs granted to the executive officer or director;

2026 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

•	Shares acquired upon stock option exercises; and

•	Shares or share equivalents underlying fees paid to directors.

All our NEOs and non-employee directors met, or were on track to meet,the ownership requirements during our annual measurement period.

Clawback

In 2023, we adopted a clawback policy that complies with the Nasdaq listing standards that implemented the clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. If a restatement of our financial statements is required, then incentive-based compensation tied to a financial reporting measure that an executive received during the three prior completed fiscal years will be recalculated (if applicable) based on the restated financial statements. Incentive compensation deemed to have been erroneously received as a result of the restatement must be repaid to the Company, subject to extremely limited exceptions. The method of recoupment will be determined by the Board or a committee of the Board.

We are also subject to the clawback provisions of Sarbanes-Oxley Section 304, which require our CEO and CFO to reimburse the Company for any bonus, incentive, or equity-based compensation that was received during the 12-month period following an accounting restatement due to our material non-compliance, due to the CEO or CFO’s misconduct, with any financial reporting requirement.

Anti-Hedging/Anti-Pledging

Our insider trading policy contains a strict anti-hedging policy. Our executive officers and directors are prohibited from engaging in hedging, monetization transactions or similar arrangements involving our stock, including short sales, margin transactions, and buying put or call options.

We also maintain an anti-pledging policy, which prohibits all directors and executive officers from pledging the Company’s equity securities or using the Company’s equity securities to support margin debt. We believe that the pledging of shares by directors and executives is adverse to the interests of our stockholders.

Tax Implications of Executive Compensation Program

We considered the taxation and accounting consequences of our executive officer compensation programs as part of our internal evaluation of such programs and awards made under them. However, those consequences were not a deciding factor in our decisions in establishing or administering our compensation programs for 2025. We retain the discretion to structure compensation in ways that may result in less than full deductibility, that may not maximize tax savings and that may not minimize the accounting cost to the Company.

Compensation-Related Risk Assessment

The Compensation Committee has conducted a risk assessment of all of our compensation policies and practices to ensure that they do not foster excessive risk taking. Based upon its assessment, the Compensation Committee has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

For the year ended December 31, 2025, the Compensation Committee was composed of Joyce Russell, Chairperson, Nicholas Castaldo, Hal Kravitz, and Hans Melotte. No member of our Compensation Committee was an officer or employee of the Company while serving on the Compensation Committee nor has any member ever been an officer of Celsius or its subsidiaries. No executive officer of Celsius has served as a director or a member of the compensation committee of another entity that has one or more executive officers who are also members of our Board or Compensation Committee.

42	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report

This Report of the Compensation Committee does not constitute soliciting material, shall not be deemed filed under the Exchange Act and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we incorporate this Report of the Compensation Committee by specific reference.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis referred to above be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 2, 2026.

Compensation Committee

Joyce Russell, Chairperson

Nicholas Castaldo

Hal Kravitz

Hans Melotte

2026 PROXY STATEMENT	43

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation of the NEOs for services to the Company during the years ended December 31, 2023, 2024, and 2025.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
John Fieldly	2025	$1,016,500	-	$6,648,396	-	$1,899,240	$43,479	$9,607,616
Chairman and Chief Executive Officer	2024	$950,000	-	$4,466,303	-	$459,800	$21,393	$5,897,496
	2023	$650,000	-	$1,649,970	-	$958,750	$1,793	$3,260,513
Eric Hanson	2025	$740,833	-	$4,037,556	-	$669,900	$47,532	$5,495,821
President and Chief Operating Officer
Jarrod Langhans	2025	$617,500	-	$2,723,272	-	$557,550	$33,454	$3,931,776
Chief Financial Officer	2024	$500,000	-	$1,420,386	-	$97,500	$22,263	$2,040,149
	2023	$400,000	-	$999,928	-	$285,000	$216	$1,685,144
Tony Guilfoyle	2025	$550,000	-	$2,218,009	-	$420,469	$11,973	$3,200,450
Chief Customer Officer(1)	2024	$440,000	-	$852,285	-	$79,200	$13,700	$1,385,185
	2023	$397,756	-	$599,999	-	$270,000	$5,698	$1,273,453
Richard Mattessich	2025	$458,750	-	$2,218,009	-	$357,000	$30,195	$3,063,954
Chief Legal Officer	2024	$353,600	-	$852,285	-	$47,736	$16,703	$1,270,324

(1)	Mr. Guilfoyle had served as Chief Commercial Officer until February 10, 2026.
(2)

These amounts represent the aggregate grant date fair value of awards (RSUs and revenue-based PSUs) and Monte Carlo value of awards (relative TSR- and stock price achievement-based PSUs) granted in 2025, 2024 and 2023, calculated in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are discussed in Note 15 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The number of awards granted in 2025 is reflected in the “Grants of Plan-Based Awards in 2025” table, below. The values of performance-based RSUs granted in 2025 shown in the table above assume the target number of performance-based RSUs will be earned. The revenue-based and relative TSR-based PSUs granted in 2025 may pay out up to 200% of the target award, and the Special Leadership Stock Award pays out upon the achievement of specific milestones (and is valued at $44.91 per share in the table below, which is the grant date fair value), which would have amounted to the grant date fair values listed as the maximum total grant date fair value for each named executive officer in the table below.

Name	Maximum PSU total grant date fair value

John Fieldly	$7,046,863
Eric Hanson	$3,025,231
Jarrod Langhans	$2,336,558
Tony Guilfoyle	$1,991,043
Richard Mattessich	$1,991,043

(3)

Amounts represent payouts of our annual cash incentive awards in 2025, 2024, and 2023, and related to fiscal years 2025, 2024, and 2023, respectively. See “Compensation Discussion & Analysis – Annual Incentive Plan.”

(4)	All Other Compensation in 2025 consisted of medical, premiums for life insurance, long-term disability, and the following additional amounts:

•	For Mr. Fieldly and Mr. Langhans, a 401(k) match, dental and vision benefits

•	For Mr. Hanson, a cell phone and housing allowance, and a 401(k) match

•	For Mr. Guilfoyle, an automobile allowance

•	For Mr. Mattessich, a 401(k) match

44	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in 2025 Table

The following table outlines the cash incentive awards and equity-based awards granted to the NEOs during the fiscal year ended December 31, 2025. All equity-based awards granted prior to the 2025 Annual Meeting were granted under the 2015 Incentive Stock Plan. Equity-based awards granted following the 2025 Annual Meeting were granted under the 2025 Omnibus Incentive Compensation Plan.

GRANTS OF PLAN-BASED AWARDS IN 2025
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Units (#)(3)
Name	Grant Date	PSU Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)		Grant Date Fair Value of Stock awards ($)(4)
Fieldly			$638,400	$1,276,800	$1,915,200
	11/12/2025	Mkt Share					55,666			$2,499,960
	3/1/2025	Revenue				18,246	36,492	72,984		$937,479
	3/1/2025	rTSR				18,246	36,492	72,984		$1,335,972
	3/1/2025								72,985	$1,874,985
Hanson			$231,000	$462,000	$693,000
	11/12/2025	Mkt Share					33,400			$1,499,994
	5/30/2025	Revenue				3,795	7,589	15,178		$287,471
	5/30/2025	rTSR				3,795	7,589	15,178		$475,147
	5/30/2025								46,857(5)	$1,774,943
Langhans			$189,000	$378,000	$567,000
	11/12/2025	Mkt Share					33,400			$1,499,994
	3/1/2025	Revenue				3,357	6,714	13,428		$172,483
	3/1/2025	rTSR				3,357	6,714	13,428		$245,800
	3/1/2025								31,335	$804,996
Guilfoyle			$143,750	$287,500	$431,250
	11/12/2025	Mkt Share					33,400			$1,499,994
	3/1/2025	Revenue				1,971	3,941	7,882		$101,244
	3/1/2025	rTSR				1,971	3,941	7,882		$144,280
	3/1/2025								18,392	$472,490
Mattessich			$120,000	$240,000	$360,000
	11/12/2025	Mkt Share					33,400			$1,499,994
	3/1/2025	Revenue				1,971	3,941	7,882		$101,244
	3/1/2025	rTSR				1,971	3,941	7,882		$144,280
	3/1/2025								18,392	$472,490

(1)

Amounts represent the range of possible payouts that the NEOs could have earned as the annual incentive bonus for fiscal year 2025. Actual payments to the NEOs as the annual incentive bonus are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The amount in the “Threshold” column assumes performance with respect to each measure at the threshold level, resulting in payment of 50% of the target award. The amount in the “Maximum” column assumes that the maximum performance level is achieved for each performance measure, resulting in payment of 150% of the target award.

(2)

Amounts represent the range of possible share payouts for the PSUs granted to the NEOs assuming that threshold, target and maximum performance conditions are achieved. The amount in the “Threshold” column assumes performance at the threshold level, resulting in a grant of 50% of the target number of PSUs. The amount in the “Maximum” column assumes performance at the maximum level, resulting in a grant of 200% of the target number of PSUs. The number of PSUs that are earned, if any, will be based on performance for fiscal years 2025 through 2027 and will be determined after the close of fiscal year 2027.

(3)

Amounts relate to RSUs granted in March 2025 as part of the annual equity grant to NEOs. RSU grants will vest in three equal annual installments beginning on the first anniversary of the date of grant.

2026 PROXY STATEMENT	45

EXECUTIVE COMPENSATION

(4)

Amounts represent the aggregate grant date fair value of the RSUs and PSUs granted to the NEOs, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are discussed in Note 15 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(5)

Amount includes 31,678 shares of new-hire RSUs with a grant-date fair value of $1,199,963 granted in May 2025 in connection with the commencement of Mr. Hanson’s employment. RSU grants will vest in three equal annual installments beginning on the first anniversary of the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table identifies equity awards that have been previously awarded to each of the NEOs and which were outstanding as of December 31, 2025.

2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Fieldly	11/12/2025									37,111	(3)	$1,697,457
	3/1/2025									72,984	(4)	$3,338,288
	3/1/2025									72,984	(5)	$3,338,288
	3/1/2025						72,985	(6)	$3,338,334
	5/17/2024						5,375	(7)	$245,853
	3/1/2024						12,615	(8)	$577,010
	3/1/2024									18,922	(9)	$865,492
	3/1/2024									18,922	(10)	$865,492
	3/1/2024									9,461	(11)	$432,746
	1/1/2023						15,861	(12)	$725,482
	1/1/2021	888,078			14.21	1/1/2031
	10/23/2019	450,000			1.08	10/23/2029
	1/24/2019	370,002			1.24	1/24/2029
Hanson	11/12/2025									22,267	(3)	$1,018,493
	5/30/2025									15,178	(4)	$694,242
	5/30/2025									15,178	(5)	$694,242
	5/30/2025						31,678	(14)	$1,448,952
	5/30/2025						15,179	(14)	$694,287
Langhans	11/12/2025									22,267	(3)	$1,018,493
	3/1/2025									13,428	(4)	$614,197
	3/1/2025									13,428	(5)	$614,197
	3/1/2025						31,335	(6)	$1,433,263
	3/1/2024						7,569	(8)	$346,206
	3/1/2024									4,414	(9)	$201,896
	3/1/2024									4,416	(10)	$201,988
	3/1/2024									2,371	(11)	$108,450
	1/1/2023						9,612	(12)	$439,653
	4/18/2022						11,157	(13)	$510,321

46	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Guilfoyle	11/12/2025									22,267	(3)	$1,018,493
	3/1/2025									7,882	(4)	$360,523
	3/1/2025									7,882	(5)	$360,523
	3/1/2025						18,392	(6)	$841,250
	3/1/2024						4,541	(8)	$207,705
	3/1/2024									2,648	(9)	$121,120
	3/1/2024									2,650	(10)	$121,211
	3/1/2024									1,425	(11)	$65,180
	1/1/2023						5,769	(12)	$263,874
Mattessich	11/12/2025									22,267	(3)	$1,018,493
	3/1/2025									7,882	(4)	$360,523
	3/1/2025									7,882	(5)	$360,523
	3/1/2025						18,392	(6)	$841,250
	3/1/2024						4,541	(8)	$207,705
	3/1/2024									2,648	(9)	$121,120
	3/1/2024									2,650	(10)	$121,211
	3/1/2024									1,425	(11)	$65,180
	11/1/2023						3,351	(15)	$153,275

(1)	Market value is determined using the December 31, 2025 closing price of the Company’s common stock of $45.74 per share.
(2)

PSUs that may vest upon achievement of certain predetermined performance goals and assuming continued employment through the vesting period. 100% of the remaining March 2025 PSUs vest on March 1, 2028 if the performance goals are achieved. 100% of the remaining March 2024 PSUs vest on March 1, 2027 if the performance goals are achieved.

(3)

PSUs are scheduled to vest in equal installments on December 1, 2026 and December 2, 2027 based upon the achievement of milestones as described in the section titled “Special Leadership Awards” in the CD&A.

(4)

PSUs are scheduled to vest in March 2028 based upon the achievement of revenue goals as described in the section titled “Long-Term Incentives” in the CD&A. Shares reflect the maximum potential payout level (200%).

(5)

PSUs are scheduled to vest in March 2028 based upon the achievement of relative TSR goals as described in the section titled “Long-Term Incentives” in the CD&A. Shares reflect the maximum potential payout level (200%).

(6)	RSUs vest in equal installments on March 1, 2026, March 1, 2027, and March 1, 2028.
(7)	RSUs vest in equal installments on May 17, 2026 and May 17, 2027.
(8)	RSUs vest in equal installments on March 1, 2026 and March 1, 2027.
(9)

PSUs are scheduled to vest in March 2027 based upon the achievement of relative TSR goals as described in the section titled “Long-Term Incentives” in the CD&A. Shares reflect the maximum potential payout level (200%).

(10)

PSUs are scheduled to vest in March 2027 based upon the achievement of revenue goals as described in the section titled “Long-Term Incentives” in the CD&A. Shares reflect the maximum potential payout level (200%).

(11)	PSUs are scheduled to vest in March 2027 based upon the achievement of an absolute stock price multiple.
(12)	RSUs vested on January 1, 2026.
(13)	RSUs vest on April 18, 2026.
(14)	RSUs vest in equal installments on May 30, 2026, May 30, 2027, and May 30, 2028.
(15)	RSUs vest on November 1, 2026.

2026 PROXY STATEMENT	47

EXECUTIVE COMPENSATION

Option Exercises and stock Vested in 2025

The following table identifies the number of shares of our common stock acquired by our NEOs upon the exercise of outstanding stock options and the vesting of restricted stock and RSU awards during the year ended December 31, 2025.

2025 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Fieldly			55,407	$1,803,409
Hanson			11,133	$ 481,057
Langhans			35,686	$1,246,935
Guilfoyle			55,095	$2,046,561
Mattessich			16,755	$ 741,230

(1)	Amounts do not take into consideration any shares withheld by the Company to satisfy employee income taxes.
(2)	Represents the value realized upon the grant of vested stock and the vesting of RSUs, based on the market value of the Company’s common stock on the vesting date.

Potential Payments on Termination or Change in Control

We have employment agreements with Mr. Fieldly and Mr. Langhans. The employment agreements provide for certain post-employment benefits, which are described below. In addition, we have adopted an executive severance and Change in Control plan, which covers all of our NEOS, as described below.

John Fieldly, Chief Executive Officer

On January 18, 2024, the Company entered into an employment agreement with Mr. Fieldly, effective January 1, 2024 (the “Fieldly Employment Agreement”). The Fieldly Employment Agreement provides for a three-year initial term which automatically extends for additional one-year periods unless either party provides notice of termination to the other party at least 90 days in advance of the next scheduled renewal date. Under the terms of the Fieldly Employment Agreement, the Company has agreed to pay Mr. Fieldly an annual base salary of $850,000, which amount is subject to periodic review by the Board. As disclosed above, Mr. Fieldly’s current annual base salary is $1,064,000. Mr. Fieldly is eligible to receive an annual cash bonus in an amount equal to 100% of his base salary upon achievement of performance targets determined by the Compensation Committee and approved by the Board. Mr. Fieldly also is entitled to receive annual equity awards, in amounts and on terms to be determined by the Board.

The Fieldly Employment Agreement provides for severance payments equal to:

(i)

In the event of termination due to death or disability, Mr. Fieldly will receive 12 months of his current annual base salary and a pro rata performance bonus for the number of months remaining in the term based on the prior-year performance factor, plus the acceleration of unvested equity prorated for time in role;

(ii)

In the event of termination other than for “cause” or with “good reason” (each as defined in the Fieldly Employment Agreement), the Company will pay Mr. Fieldly all amounts accrued but unpaid as of the effective date of such termination, as well as an amount equal to two times the sum of his base salary in effect at the time of termination and his target annual performance bonus for the calendar year in which the termination occurs, paid in equal installments over a twenty-four month period, and 24 months of reimbursement for COBRA premiums; and

(iii)

In the event of termination other than for “cause” or with “good reason” within three months before or 24 months after a “change in control” (as defined in the Fieldly Employment Agreement), the Company will pay in addition to all amounts accrued but unpaid as of the effective date of such termination: (1) an amount equal to two and one-half times the sum of his base salary in effect at the time of termination and his target annual performance bonus for the calendar year in which the termination occurs; (2) full vesting of all outstanding equity, including performance based awards which shall vest at target; and (3) 30 months of reimbursement for COBRA premiums.

48	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

To the extent any payments or benefits would be subject to excise tax under Section 4999 of the Code, such payments will be cut back to the extent that Mr. Fieldly would be in a better net after tax position with such payments being cut back. The Fieldly Employment Agreement also contains customary confidentiality provisions and a 24-month non-competition and non-solicitation provision.

Jarrod Langhans, Chief Financial Officer

On February 2, 2024, the Company entered into an employment agreement with Mr. Langhans, effective January 1, 2024, which the Company and Mr. Langhans amended in August 2024 (as amended, the “Langhans Employment Agreement”). The Langhans Employment Agreement provides for a three-year initial term which automatically extends for additional one-year periods unless either party provides notice of termination to the other party at least 90 days in advance of the next scheduled renewal date. Under the terms of the Langhans Employment Agreement, the Company has agreed to pay Mr. Langhans an annual base salary of $500,000, which amount is subject to periodic review by the Board. As disclosed above, Mr. Langhans’ current annual base salary is $630,000. Mr. Langhans is eligible to receive an annual cash bonus in an amount equal to 50% of his base salary upon achievement of performance targets determined by the Compensation Committee of the Board and approved by the Board. Mr. Langhans also is entitled to receive annual equity awards, in amounts and on terms to be determined by the Board.

The Langhans Employment Agreement provides for severance payments equal to:

(i)

In the event of termination due to death or disability, Mr. Langhans will receive 12 months of his current annual base salary and a pro rata performance bonus for the number of months remaining in the term based on prior year performance factor, plus the acceleration of unvested equity prorated for time in role;

(ii)

In the event of termination other than for “cause” or with “good reason” (each as defined in the Langhans Employment Agreement), the Company will pay Mr. Langhans all amounts accrued but unpaid as of the effective date of such termination, as well as an amount equal to the sum of his base salary in effect at the time of termination and his target annual performance bonus for the calendar year in which the termination occurs, paid in equal installments over a 12 month period, plus the prorated amount, based on the date of termination, of his target annual bonus for the year in which the termination occurs and 12 months of reimbursement for COBRA premiums; and

(iii)

In the event of termination other than for “cause” or with “good reason” within three months before or 24 months after a “change in control” (as defined in the Langhans Employment Agreement), the Company will pay, in addition to all amounts accrued but unpaid as of the effective date of such termination: (1) an amount equal to two times the sum of his base salary in effect at the time of termination and his target annual performance bonus for the calendar year in which the termination occurs; (2) a prorated amount, based on his termination, of his target annual bonus for the year in which the termination date occurs; (3) full vesting of all outstanding equity, including performance based awards which shall vest at target; and (4) 18 months of reimbursement for COBRA premiums

To the extent any payments or benefits would be subject to excise tax under Section 4999 of the Code, such payments will be cut back to the extent that Mr. Langhans would be in a better net after tax position with such payments being cut back. The Langhans Employment Agreement also contains customary confidentiality provisions and an 18-month non-competition and non-solicitation provision.

Richard Mattessich, Chief Legal Officer

On January 18, 2024, the Company entered into a Severance and Change in Control agreement with Mr. Mattessich, effective January 1, 2024 (the “Mattessich Agreement”). Payments under the Mattessich Agreement are generally superseded by the Executive Severance Plan and CIC Agreement described below, except in the case of death or disability in which case Mr. Mattessich would receive 12 months of his current annual base salary and a pro rata performance bonus and pro rata acceleration of unvested equity.

Executive Severance Plan and Change in Control Policy

In 2024, we adopted the Celsius, Inc. Executive Severance Pay Plan (the “Executive Severance Plan”) which applies to our executive officers. The Executive Severance Plan provides for the payment of severance and other benefits to eligible

2026 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

executive officers in the event of (i) an involuntary termination of employment with the Company other than for Cause, or (ii) resignation for Good Reason (as such capitalized terms are defined in the Executive Severance Plan). In the event of an executive officers’ qualifying termination and subject to such executive officer’s execution of a general release of liability against the Company and other requirements as specified in the Executive Severance Plan, the Company would award the following payments and benefits to the eligible executive officers:

(i)

a lump sum payment of the (i) sum of (A) the executive officer’s base salary plus 100% of such executive officer’s target annual bonus for the year in which the termination occurs and (B) the prorated amount, based on the date of termination, of such executive officer’s target annual bonus for the year in which the termination occurs, minus (ii) amounts payable under any government-mandated severance that does not prohibit offset and any outstanding debt owed to the Company; and

(ii)	a lump sum payment equal to such executive officer’s COBRA premiums over a 12-month period.

Notwithstanding the foregoing, no executive officer would be entitled to benefits under the Executive Severance Plan to the extent such executive officer will receive greater benefits under any other applicable contractual plan or arrangement. Additionally, the Human Resources and Compensation Committee, as plan administrator, may, as it deems appropriate, in its sole and absolute discretion, authorize severance benefits in an amount different from the guideline amounts set forth in the Executive Severance Plan.

In 2024, the Board adopted a form of Executive Change in Control and Indemnity Agreement (the “CIC Agreement”), that may be entered into from time to time with certain executive officers of the Company. The CIC Agreement provides for the payment of severance and other benefits in the event that, during the three-month period preceding and the two-year period following a Change in Control, the applicable executive is terminated by the Company other than for Cause, or if such executive voluntarily resigns for Good Reason (as such capitalized terms are defined in the CIC Agreement). In the event of a qualifying termination and subject to the executive officer’s execution of a general release of liability against the Company and other requirements as specified in the CIC Agreement, the Company shall pay to such executive:

(i)

any accrued obligations, including (i) the executive officer’s earned but unpaid base salary through such officer’s termination, (ii) payment of any accrued paid time off, (iii) reimbursement of certain expenses and (iv) any earned but unpaid annual bonus for any year preceding the fiscal year in which the termination occurs;

(ii)

a cash payment equal to the product of (i) two times the sum of (A) the executive officer’s base salary plus (B) 100% of such executive officer’s target annual bonus for the year in which the termination occurs;

(iii)	a prorated amount of such executive officer’s target annual bonus for the year in which the termination occurs; and
(iv)	a lump sum payment equal to such executive officer’s COBRA premiums over an 18-month period.

The CIC Agreement additionally includes confidentiality, non-competition, non-solicitation and intellectual property covenants in favor of the Company, as well and indemnification provisions in favor of the applicable executive.

Treatment of Equity Awards Upon Certain Termination of Employment or Change in Control.

Equity awards held by the NEOs were granted under either the Amended 2015 Stock Incentive Plan or, for awards granted after the 2025 Annual Meeting, the 2025 Omnibus Incentive Compensation Plan.

Under the Amended 2015 Stock Incentive Plan, Restricted Stock awards become immediately vested and fully exercisable on a Change in Control, while PSU awards include double-trigger Change in Control provisions which require a termination other than for “cause” or with “good reason” within three months before or 24 months after a Change in Control, upon which full vesting of all outstanding equity would occur.

Under the 2025 Omnibus Incentive Compensation Plan, both Restricted Stock and PSU awards contain “double-trigger” Change in Control provisions, as described above.

The term “Change in Control” is as defined in the Amended 2015 Stock Incentive Plan or the 2025 Omnibus Incentive Compensation Plan, as applicable.

The following table illustrates the payments and benefits that each NEO would have received under his employment agreement or CIC Agreement, based upon the more favorable provisions of each, and upon accelerated vesting of

50	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

outstanding awards, as applicable, if the Company experienced a change in control on December 31, 2025 (the last business day of 2025) or such NEO’s employment had terminated on December 31, 2025 for any of the reasons described in the table. The amounts presented in the table are estimates, assume a $45.74 stock price, and do not necessarily reflect the actual value of the payments and of the benefits that would be received by the NEOs, which would only be known at the time that employment terminates, or the change of control occurs, as applicable.

	Change-in Control		Other Termination
Name / Form of Compensation	Without Qualified Termination	With Qualified Termination	For Cause	With Qualified Termination	Retirement	Death or Disability

John Fieldly

Cash Severance	$0	$5,852,000	$0	$4,681,600	$0	$1,625,792

Benefit Continuation	$0	$57,390	$0	$45,912	$0	$0

Accelerated Vesting of Equity Awards	$4,886,679	$10,787,916	$0	$0	$0	$3,714,888

Eric Hanson

Cash Severance	$0	$2,926,000	$0	$1,694,000	$0	$0

Benefit Continuation	$0	$29,478	$0	$19,652	$0	$0

Accelerated Vesting of Equity Awards	$2,143,239	$3,855,973	$0	$0	$0	$0

Jarrod Langhans

Cash Severance	$0	$2,394,000	$0	$1,386,000	$0	$777,420

Benefit Continuation	$0	$36,619	$0	$24,413	$0	$0

Accelerated Vesting of Equity Awards	$2,729,443	$4,564,074	$0	$0	$0	$1,886,632

Tony Guilfoyle

Cash Severance	$0	$2,012,500	$0	$1,150,000	$0	$0

Benefit Continuation	$0	$11,454	$0	$7,636	$0	$0

Accelerated Vesting of Equity Awards	$1,312,829	$2,813,010	$0	$0	$0	$0

Rich Mattessich

Cash Severance	$0	$1,680,000	$0	$960,000	$0	$588,000

Benefit Continuation	$0	$36,706	$0	$24,471	$0	$0

Accelerated Vesting of Equity Awards	$1,202,230	$2,702,411	$0	$0	$0	$715,053

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing disclosure regarding the ratio of the annual total compensation of our Chief Executive Officer, John Fieldly, to that of our median employee.

Our CEO to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K, and represents a reasonable estimate. For 2025, we identified a median employee by using annualized salary, our consistently applied compensation measure, for the 1,405 individuals who were employed by us on December 31, 2025, excluding our CEO. All compensation data was converted to U.S. dollars using a conversion factor on December 31, 2025, and we did not provide for any cost-of-living adjustments. Based on this data and process, we determined that our median employee was an exempt employee with annual total compensation in 2025 of $82,114.

With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table above. Therefore, the ratio of our Chief Executive Officer’s annual total compensation to the median employee’s annual total compensation in 2025 was 117 to 1.

The pay ratio as described above involves a degree of imprecision due to the use of estimates and assumptions, but is a reasonable estimate that we calculated in a manner consistent with Item 402(u) of Regulation S-K.

2026 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown.

PAY-VERSUS-PERFORMANCE

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1),(2),(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1),(2),(3)		Value of Initial Fixed $100 Investment Based On: (4)		Net Income ($MM)		Revenue (5) ($MM)

						TSR	Peer Group TSR

2025	$9,586,642	$14,777,157	$3,906,650		$5,099,803	$273	$124		$107.999	$2,515.3

2024	$5,897,496	$1,042,525	$1,494,000	-$	88,158	$157	$115		$145.074	$1,355.6

2023	$3,260,513	$11,751,819	$1,225,448		$3,220,521	$325	$116		$226.801	$1,318.0

2022	$3,577,227	$6,065,431	$1,959,469		$2,565,921	$207	$118	-$	187.282	$653.6

2021	$12,214,089	$33,413,121	$2,676,340		$10,147,590	$148	$114		$3.937	$314.3

(1)	The Principal Executive Officer (“PEO”) from 2021 through 2025 is John Fieldly. The Non-PEO NEOs for whom the average compensation is presented in this table are as follows:

-	2025: Eric Hanson, Jarrod Langhans, Tony Guilfoyle, and Richard Mattessich
-	2024: Jarrod Langhans, Tony Guilfoyle, Paul Storey, and Richard Mattessich
-	2023: Jarrod Langhans, Tony Guilfoyle, Toby David, and Paul Storey
-	2022: Edwin Negron-Carballo, Jarrod Langhans, Tony Guilfoyle, Toby David, and Paul Storey
-	2021: Edwin Negron-Carballo

(2)
The amounts shown as Compensation Actually Paid (“CAP”) have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions for the PEO and the NEOs set forth below. Amounts excluded represent the Stock Awards amounts from the applicable Summary Compensation Table. Amounts included are the aggregate of the following components, as applicable: the fair value as of the end of the fiscal year of unvested equity awards granted in that year; the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; and the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year, less the fair value at the end of the prior year of awards granted prior to the year that failed to meet applicable vesting conditions during the year. Equity values are calculated in accordance with FASB ASC Topic 718. 2024 Compensation Actually Paid values were revised to correctly capture the increase in fair value of awards granted during that year that remained unvested as of year-end,
the reconciliation of which is provided in the adjustments table below.

(4)
For purposes of this disclosure, the peer group for 2023 through 2025 is the custom group of peers consisting of Monster Beverage Corporation, Keurig Dr Pepper, PepsiCo, The Coca-Cola Company, and Starbucks Corporation, the same peer group used in the stock performance graph in our Annual Report on Form
10-K
required under section 201I for fiscal 2025. Dollar values assume $100 was invested for the cumulative period from December 31, 2020 through December 31, 2025, in either the Company or the custom peer group, and reinvestment of the pre-tax
value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance. The peer group for 2020-2022 consisted of Monster Beverage Corporation, National Beverage Corp, Primo Water Corp, Keurig Dr Pepper, PepsiCo, and The Coca-Cola Company, which was the custom peer group disclosed in our Annual Report on Form
10-K
stock performance graph for fiscal 2022; the value of a $100 investment in this prior peer group would have been $132 for 2025.

(5)
We determined Revenue to be the “most important” financial performance measure used to link performance to Compensation Actually Paid to our PEO and other NEOs in fiscal 2025, in accordance with Item 402(v) of Regulation
S-K.

52	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Adjustments Made to Determine Compensation Actually Paid (CAP)

		2025	2024

Summary Compensation Table Total	PEO	$9,586,642	$5,897,496
	Average Non-PEO NEOs	$3,906,650	$1,494,000

Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table	PEO	$6,648,396	$4,466,303
	Average Non-PEO NEOs	$2,799,211	$994,311

Increase for year-end fair value of awards granted during year that remain unvested as of year-end	PEO	$9,692,900	$1,175,104
	Average Non-PEO NEOs	$3,041,056	$284,271

Increase/Deduction for change in fair value from prior year-end to current year-end of awards granted prior to that year that were outstanding and unvested as of year-end	PEO	$1,313,283	-$1,231,973
	Average Non-PEO NEOs	$310,558	-$887,086

Increase for fair value as of the vesting dates for awards granted during year that vest during the year	PEO	$801,762	$0
	Average Non-PEO NEOs	$481,057	$0

Increase/Deduction for change in fair value from prior year-end to current year-end of awards granted prior to that year that vested during year	PEO	$30,966	-$4,680
	Average Non-PEO NEOs	$159,694	$14,968

Deduction for fair value of awards granted prior to year that were forfeited during year	PEO	$0	-$327,120
	Average Non-PEO NEOs	$0	$0

Compensation Actually Paid	PEO	$14,777,157	$1,042,525
	Average Non-PEO NEOs	$5,099,803	-$88,158

2026 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

Description of Relationship Between NEO Compensation Actually Paid (“CAP”) and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between CAP to our PEO (i.e., CEO), the average of CAP to our other NEOs, the Company’s cumulative TSR, and the Peer Group’s cumulative TSR over the fiscal five year period from 2021 through 2025.

Description of Relationship Between NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between CAP to our PEO (i.e., CEO), the average of CAP to our other NEOs, and our net income during fiscal 2021 through 2025.

54	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Description of Relationship Between NEO Compensation Actually Paid and Revenue
The following chart sets forth the relationship between CAP to our PEO (i.e., CEO), the average of CAP to our other NEOs, and Revenue during fiscal 2021 through 2025.

Most Important Measures to Determine Compensation Actually Paid for the fiscal year ended December 31, 2025
The four items listed in the table below represent the most important metrics we used to link compensation actually paid to our NEOs, for the fiscal year ended December 31, 2025, to Company performance.

Revenue
Gross Profit
Adjusted EBITDA
Relative TSR
Policies and Practices Related to the Grant of Certain Equity Awards
In response to Item 402(x)(1) of Regulation
S-K,
we have not granted new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Quarterly Report on Form
10-Q,
Annual Report on Form
10-K,
or Current Report on Form
8-K
that discloses material nonpublic information. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

2026 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2025 with respect to shares of Common Stock issuable under our equity compensation plans.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (c)
Equity compensation plans approved by stockholders	4,367,326	1	$6.28	2	5,471,019	3
Equity compensation plans not approved by stockholders	0		0		0
Total	4,367,326		$6.28		5,471,019

(1)
Of these shares, 2,312,759 were subject to options then outstanding under the Amended 2015 Stock Incentive Plan, 1,599,806 were subject to RSUs and PSUs then outstanding under the Amended 2015 Stock Incentive Plan, and 454,761 were subject to RSUs and PSUs then outstanding under the 2025 Omnibus Incentive Plan.

(2)	This weighted-average exercise price does not reflect the 2,054,567 shares that will be issued upon the vesting of outstanding RSUs and PSUs.
(3)
Of the aggregate number of shares that remained available for future issuance, all were available under the 2025 Omnibus Incentive Plan. The shares available for awards under the 2025 Omnibus Incentive Plan are, subject to certain other limits under the plan, generally available for any type of award authorized under the 2025 Omnibus Incentive Plan, including stock options, stock appreciation rights, restricted stock awards, stock bonuses and other stock-based awards.

56	2026 PROXY STATEMENT

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Our non-employee director compensation program is guided by three goals: (i) compensation should fairly pay directors for work required in a company of our size and scope; (ii) compensation should align directors’ interests with the long-term interests of stockholders; and (iii) the structure of the compensation should be easy for stockholders to understand. The Board believes that a director’s total compensation should include a significant equity component because it believes that this more closely aligns the long-term interests of directors with those of stockholders and provides a continuing incentive for directors to foster the Company’s success.

A summary of the 2025 non-employee director compensation program is as follows:

•	Annual Cash Retainer: $80,000

•	Annual Equity Award: RSUs with a grant date fair value of $125,000

•	Audit and Enterprise Risk Committee Chair: additional $15,000

•	Human Resources and Compensation Committee Chair: additional $12,500

•	Governance and Nominating Committee Chair: additional $10,000

•	Lead Independent Director: additional $30,000

•	Limit on non-employee annual director pay: $500,000**

•	Ownership Guideline: non-employee directors must hold shares with a value of $300,000 by the fifth year of service on the Board

•	Cash amounts are paid quarterly, in arrears

**

A non-employee director who also serves as Chairman of the Board may receive annual compensation of up to $750,000. Currently, however, our Chief Executive Officer also serves as our Chairman of the Board, and he does not receive compensation in his capacity as a director. Please see “Board Leadership Structure” above.

During 2025, Farient Advisors LLC, our independent compensation consultant, conducted a competitive review of our non-employee director compensation program. Following this review, we determined that certain changes should be made to align the program with market practice given our rapid growth in company size. The compensation program beginning in 2026 includes the following changes from the prior year:

•	Annual Cash Retainer: $90,000

•	Annual Equity Award: RSUs with a grant date fair value of $140,000

•	Audit and Enterprise Risk Committee Chair: additional $18,000

•	Human Resources and Compensation Committee Chair: additional $15,000

•	Governance and Nominating Committee Chair: additional $12,000

•	Lead Independent Director: additional $50,000

•	Ownership Guideline increased to $450,000

2026 PROXY STATEMENT	57

DIRECTOR COMPENSATION

2025 DIRECTOR COMPENSATION

Name(1)(5)	Fees Earned or Paid in Cash	Stock Awards(2)	All Other Compensation	Total

Nick Castaldo	$80,000	$124,981	-	$204,981

Michael Del Pozzo(3)	$0	$0	-	$0

Damon DeSantis	$90,000	$124,981	-	$214,981

Israel Kontorovsky(3)	$0	$0	-	$0

Hal Kravitz	$110,000	$124,981	-	$234,981

Caroline Levy	$80,000	$124,981	-	$204,981

Hans Melotte(4)	$80,000	$124,981	-	$204,981

Cheryl Miller	$95,000	$124,981	-	$219,981

Joyce Russell	$91,000	$124,981	-	$215,981

(1)

Mr. Fieldly is an employee of the Company and does not receive compensation in his capacity as a director and therefore is not included in the above chart. Please see “Executive Compensation—Summary Compensation Table” and the narratives that follow for information regarding Mr. Fieldly’s compensation.

(2)

These amounts represent the aggregate grant date fair value of RSUs granted in 2025, calculated in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are discussed in Note 15 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The RSUs vest in full on the one-year anniversary of their date of grant.

(3)

Mr. Del Pozzo and Mr. Kontorovsky were appointed to the Board on August 28, 2025 and October 29, 2024, respectively, as designees of PepsiCo, and did not receive compensation for their service on the Board. Messrs. Del Pozzo and Kontorovsky resigned from the Board on February 10, 2026.

(4)	Mr. Melotte will serve out his term on our Board, which expires at the Annual Meeting.
(5)

Ms. Jacoby and Mr. Short were appointed to the Board on February 10, 2026 as designees of PepsiCo and are not included in the chart above. As designees of PepsiCo, Ms. Jacoby and Mr. Short do not receive compensation for their service on the Board.

58	2026 PROXY STATEMENT

CORPORATE GOVERNANCE HIGHLIGHTS

CORPORATE GOVERNANCE HIGHLIGHTS

Our Corporate Governance Practices

As part of our commitment to corporate governance best practices, the Board of Directors has adopted the following practices, which are described in more detail in this proxy statement.

• Annual election of directors	• Director rotation policy ensures path to Board refreshment

• 9 of 10 director nominees are independent	• Hedging or pledging of stock by Celsius directors and executive officers is prohibited

• Lead independent director appointed to support Board activities among independent directors and liaise with CEO/Chair	• Annual review of charters and governance guidelines

• All independent Board committees	• Encourage ongoing director education with $10,000 annual expense reimbursement per director

2026 PROXY STATEMENT	59

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Lease of Executive Offices

Until December 6, 2024, the Company’s corporate offices were located at 2424 N. Federal Highway, Suite 208, Boca Raton, Florida 33431, a property owned by CDR Federal, L.L.C. (“CDR Federal”), which is affiliated with CD Financial, one of our principal stockholders, and of which Mr. Damon DeSantis, a director, has a membership interest. The leases for such offices had varying terms and monthly rent in the aggregate amount of approximately $44,000. Rent payments for the period through March 31, 2025 were made in connection with our termination of the lease. We believe that the monthly rent was commensurate with other properties available in the market.

Consulting Agreements With Former Principals of Alani Nu

In connection with our acquisition of Alani Nu, we entered into substantially identical consulting agreements with Max Clemons and Trey Steiger, who are the former principals of Alani Nu, and each of whom are deemed to beneficially own in excess of 5% of our outstanding common stock. Under such agreements, Messrs. Clemons and Steiger have agreed to provide services to us on an as-requested basis to support the transition of Alani Nu, including, among other things, consulting with respect to the development of growth and innovation strategies, sales and marketing, commercial plans, provision of executional support, and assistance with the transition of personnel. Each such agreement has a two-year term, which commenced on April 1, 2025, and we have agreed to pay each of Messrs. Clemons and Steiger a monthly fee of $50,000 for the first 12 months of the term, following which each is entitled to an hourly fee of $625 for actual hours worked for each month, subject to a monthly cap of $100,000 per month in aggregate for both Messrs. Clemons and Steiger.

Approval of Related Party Transactions

The Board has adopted written Related Party Transaction Policies and Procedures that generally apply to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $25,000, and in which any related person (i.e., a director, director nominee, executive officer, greater than five percent beneficial owner of the Company’s common stock, any immediate family member of any of the foregoing or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or a principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest) had, has or will have a direct or indirect material interest. The transactions described above are submitted to the Audit and Enterprise Risk Committee for review and approval or ratification.

60	2026 PROXY STATEMENT

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NEOs (SAY ON PAY)

PROPOSAL NO. 2

NON-BINDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

(SAY ON PAY)

In accordance with Section 14A of the Exchange Act and the related rules of the SEC and as a matter of good corporate governance, the Board requests that our stockholders approve, on an non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the CD&A, the Summary Compensation Table, and the related compensation tables, notes and narratives contained in this proxy statement (the “Say on Pay Proposal”).

As set forth in the CD&A section beginning on page 27 of this proxy statement, the objective of the Company’s compensation program for named executive officers is to align executive compensation with the Company’s achievement of its strategic objectives, its financial performance and the creation of long-term value for our stockholders. The vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. If any stockholder wishes to communicate with the Board regarding executive compensation, the Board can be contacted using the procedures outlined in the section titled “Communications with the Board of Directors” set forth in this proxy statement.

Accordingly, we are asking for stockholder approval, on a non-binding advisory basis, of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion associated with the compensation tables in the Company’s proxy statement for its 2026 Annual Meeting, is hereby APPROVED.”

Because the required vote is solely advisory, it will not be binding upon the Board, the Human Resources and Compensation Committee or the Company. The Human Resources and Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD RECOMMENDS A VOTE “FOR” THE NON-BINDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF OUR NEOs (SAY ON PAY).

The next such Say on Pay vote will occur at the 2027 annual meeting of stockholders.

2026 PROXY STATEMENT	61

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit and Enterprise Risk Committee has appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

We are not required to obtain the approval of our stockholders to appoint the Company’s independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the Audit and Enterprise Risk Committee may reconsider its appointment. Even if the selection is ratified, the Audit and Enterprise Risk Committee in its discretion may select a different independent registered public accounting firm to be the Company’s external auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

Fees of Independent Registered Public Accounting Firm for 2025 and 2024

The following is a summary of the aggregate fees billed to us by Ernst & Young LLP, our independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2025 and 2024, respectively.

	Year ended December 31,
	2025	2024

Audit fees(1)	$5,799,015	$4,199,786

Audit Related Fees	$-	$-

Tax fees	$-	$-

All other fees	$-	$-

Total	$5,799,015	$4,199,786

(1)

Audit fees consist of billings for the audit of the Company’s annual consolidated financial statements and the audit of the effectiveness of the Company’s internal control over financial reporting, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to statutory filings or engagements.

Our Audit and Enterprise Risk Committee preapproves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit, audit-related, tax and other services. Pre-approval is generally for up to one year, is detailed as to the particular service or category of services and is generally subject to a specific budget. Unless there are significant variations from the pre-approved services and fees, our independent registered public accounting firm and management generally are not required to formally report to the Audit and Enterprise Risk Committee regarding actual services and related fees. All of the services described above were pre-approved by the Audit and Enterprise Risk Committee.

62	2026 PROXY STATEMENT

REPORT OF THE AUDIT AND ENTERPRISE RISK COMMITTEE

REPORT OF THE AUDIT AND ENTERPRISE RISK COMMITTEE

This Report of the Audit and Enterprise Risk Committee does not constitute soliciting material, shall not be deemed filed under the Exchange Act, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that we incorporate this Report of the Audit and Enterprise Risk Committee by specific reference.

The Audit and Enterprise Risk Committee Charter sets forth the duties and responsibilities of the Audit and Enterprise Risk Committee. The Audit and Enterprise Risk Committee is primarily responsible for the oversight of the integrity of the Company’s financial reporting process and systems of internal controls (including the integrity of the Company’s financial statements and related disclosures), the Company’s compliance with legal and regulatory requirements, the independence, qualifications and performance of the Company’s independent auditors, and the Company’s internal audit activities.

Management has primary responsibility for the preparation of the financial statements, the completeness and accuracy of financial reporting, the overall system of internal control over financial reporting and the performance of the internal audit function. The Audit and Enterprise Risk Committee has reviewed and discussed with management the Company’s audited financial statements and management’s evaluation assessment of the effectiveness of internal control over financial reporting.

The Audit and Enterprise Risk Committee engaged Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for fiscal year 2025, to be responsible for planning and conducting the audit of the financial statements and expressing an opinion on the fairness of the financial statements and their conformity with U.S. GAAP and for auditing of the Company’s internal control over financial reporting and expressing an opinion on its effectiveness.

The Audit and Enterprise Risk Committee has reviewed and discussed with Ernst & Young, with and without management present, the financial statement audit, Ernst & Young’s evaluation of effectiveness of internal control over financial reporting, the overall quality of financial reporting and disclosure, and other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) Accounting Standards and the SEC. The Audit and Enterprise Risk Committee has reviewed and received from Ernst & Young the written disclosures and the letter required by the applicable PCAOB requirements regarding Ernst & Young’s communications with the Audit and Enterprise Risk Committee concerning independence and discussed with Ernst & Young the firm’s independence from the Company and management.

Based on the Audit and Enterprise Risk Committee’s review and discussions referred to above, the Audit and Enterprise Risk Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 2, 2026.

Audit and Enterprise Risk Committee

Cheryl Miller, Chairperson

Christy Jacoby

Caroline Levy

Hans Melotte

Joyce Russell

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

2026 PROXY STATEMENT	63

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement (this “Proxy”) contains forward-looking statements that are based on the current expectations of our Company and management about future events within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance on the safe harbor protections provided thereunder. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this Proxy that are not clearly historical in nature, including statements regarding our ability to successfully integrate Alani Nu and Rockstar Energy; the strategic investment by and long-term partnership with PepsiCo, including our responsibilities under the long-term arrangement according to which PepsiCo uses commercially reasonable efforts to sell and distribute the Company’s products in the U.S. (the “Captaincy”) and the amended and restate distribution agreements (the “A&R Distribution Agreements”) entered into with PepsiCo; anticipated financial performance; management’s plans and objectives for international expansion and future operations globally; the successful development, commercialization and timing of new products; business prospects; outcomes of regulatory proceedings; market conditions; the current and future market size for existing or new products; the impact of macroeconomic conditions, tariff policies and supply chain constraints; potential effects of emerging climate-related disclosure laws such as California’s Climate Accountability Package; and any stated or implied outcomes with regard to the foregoing, including future tax changes under the One Big Beautiful Bill Act; and other matters are forward-looking. Without limiting the generality of the preceding sentences, any time we use the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and in each case, their negative or other various or comparable terminology and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, without limitation:

•

Our ability to successfully integrate Alani Nu, Rockstar Energy or other businesses that we may acquire, achieve the expected benefits of such acquisitions and to manage multiple brands across our product portfolio;

•	The potential negative impact that we could realize as a result of the acquisitions of Alani Nu or Rockstar Energy or other businesses that we may acquire;

•	Liabilities of Alani Nu, Rockstar Energy or other businesses that we may acquire that are not known to us;

•

Our ability to maintain a strong relationship with PepsiCo or any of our other distributors, including our ability to successfully execute our responsibilities under the Captaincy and the A&R Distribution Agreements;

•	The increased ownership stake and additional Board representation by PepsiCo may allow it to exert greater influence over our strategic and governance decisions;

•	The impact of the consolidation of retailers, wholesalers and distributors in the industry;

•	Our reliance on key distributor partnerships;

•

The potential impact of terminating distributor relationships, including exposure to contractual, statutory or regulatory claims, increased costs, litigation risk and intensified competitive pressures;

•	Our ability to maintain strong relationships with our customers and with co-packers to manufacture our products;

•	Our failure to accurately estimate demand for our products;

•	The impact of increases in cost or shortages of raw materials or increases in costs of co-packing;

•

Our ability to successfully estimate and/or generate demand through the use of third-parties, including celebrities, social media influencers and others, may expose us to risk of negative publicity, litigation and/or regulatory enforcement action;

64	2026 PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

•	The impact of additional labeling or warning requirements or limitations on the marketing or sale of our products;

•	Our ability to successfully expand outside of the U.S. and the impact of U.S. and international laws, including export and import controls and other risk exposure;

•

Our ability to successfully complete or manage strategic transactions, successfully integrate and manage our acquired businesses, brands or bottling operations or successfully realize a significant portion of the anticipated benefits of our joint ventures or strategic relationships;

•	Our ability to protect our brand, trademarks, proprietary rights and our other intellectual property;

•	The impact of internal and external cyber-security threats and breaches, including risks arising from emerging artificial intelligence-enabled threats;

•	Our ability to comply with data privacy and personal data protection laws;

•	Our ability to effectively manage future growth;

•	The impact of global or regional catastrophic events on our operations and ability to grow;

•

The impact of any actions by the U.S. Food and Drug Administration regarding the manufacture, composition/ingredients, packaging, marketing/labeling, storage, transportation and/or distribution of our products;

•	The impact of any actions by any regulatory bodies on our advertising;

•	Our ability to effectively compete in the functional beverage product industry and the strength of such industry;

•	The impact of changes in consumer product and shopping preferences;

•

The impact of changes in government regulation and our ability to comply with existing and emerging regulation concerning energy drinks, including climate-disclosure and environmental-reporting requirements;

•	The potential effects of tariffs, macroeconomic instability or inflationary pressures on our supply chain, operating costs and consumer demand;

•

Our ability to execute any share repurchase program, including the timing, amount and funding of any repurchases and the potential impact of such repurchases on our liquidity and the trading price of our common stock, par value $0.001 per share; and

•	Other statements regarding our future operations, financial condition, prospects and business strategies.

Forward-looking statements and information involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in or reasonably inferred from, such statements, including without limitation, the risks and uncertainties disclosed or referenced in the reports we have filed with the SEC, such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements are based on currently available information, operating plans and projections about future events and trends, which may change as additional information becomes available or circumstances evolve. Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this Proxy that looks toward future performance is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in this Proxy. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

2026 PROXY STATEMENT	65

Annex A

Celsius Holdings, Inc.

Reconciliation of Net Income to Adjusted EBITDA

	Twelve Months ended December 31, (data in thousands)
	2025	2024	2023
Net Income (loss) attributed to common stockholders	63,837	107,457	181,991
Add back:
Dividends on Series A and Series B convertible preferred shares	37,608	27,500	27,462
Income allocated to participating preferred shares	6,554	10,117	17,348
Net income (loss) (GAAP measure)	107,999	145,074	226,801
Add back/(Deduct)[8]:
Net interest expense	27,892	(39,263)	(26,629)
Income tax expense	17,034	49,976	64,948
Depreciation and amortization expense	29,451	7,274	3,226
Non-GAAP EBITDA	182,376	163,061	268,346
Stock-based compensation[1]	28,050	19,591	21,226
Foreign exchange	(1,431)	1,734	1,246
Reorganization Costs[2]	482	5,965	-
Acquisition and Integration Costs[3]	59,524	2,008	-
Penalties[4]	710	9,350	-
Inventory Step-up Adjustment[5]	22,448	-	-
Distributor Termination[6]	327,461	-	(3,115)
Legal Settlement Costs[7]	-	54,005	7,900

Non-GAAP Adjusted EBITDA	$619,620	$255,714	$295,603

[1]

Selling, general and administrative expenses related to employee non-cash stock-based compensation expense. Stock-based compensation expense consists of non-cash charges for the estimated fair value of unvested restricted share unit and stock option awards granted to employees and directors. The Company believes that the exclusion provides a more accurate comparison of operating results and is useful to investors to understand the impact that stock-based compensation expense has on its operating results.

[2]	Reorganization costs represent international re-alignment costs incurred.
[3]	Fees and professional services related to acquisition activity.
[4]	Accrued expense related to contractual co-packer obligations.
[5]	Non-cash inventory valuation step-up from the Alani Nu and Rockstar Energy acquisitions, which was recognized as an adjustment to the cost of revenue.
[6]

2025 Distributor termination expense accrual. 2023 Distributor termination represents reversals of accrued termination payments. The unused funds designated for termination expense payments to legacy distributors were reimbursed to PepsiCo for the quarter ended June 30, 2023.

[7]

2024 accrued expense for estimated liability in connection with certain ongoing litigation for the quarter ended December 31, 2024. 2024 accrued expense for SEC settlement during the quarter ended December 31, 2024. 2023 legal class action settlement pertained to the McCallion vs Celsius Holdings class action lawsuit, which the company settled during the quarter ended June 30, 2023.

[8]

Add backs and deductions are net of their respective impacts from tax and reallocation of earnings to participating securities. The total tax effect of the adjusted items for the year ended December 31, 2025 was $(1.09) per diluted share, which includes the tax effect of deductible acquisition costs, distributor termination, and inventory step-up adjustments. Tax effects are determined based on the tax treatment of the related item, the incremental statutory rate of the jurisdictions pertaining to the adjustment, and their effects on pre-tax income (loss).

2026 PROXY STATEMENT	A-1

Celsius defines Adjusted EBITDA as net income before net interest (expense) income, income tax expense (benefit), and depreciation and amortization expense, further adjusted by excluding stock-based compensation expense, foreign exchange gains or losses, distributor termination fees, legal settlement costs, reorganization costs, acquisition costs, penalties, and inventory step-up adjustment.

Celsius uses Adjusted EBITDA for operational and financial decision-making and believes this measure is useful in evaluating its performance because it eliminates certain items that management does not consider indicators of Celsius’ operating performance. Adjusted EBITDA may also be used by many of Celsius’ investors, securities analysts, and other interested parties in evaluating its operational and financial performance across reporting periods. Celsius believes that the presentation of Adjusted EBITDA provides useful information to investors by allowing an understanding of measures that it uses internally for operational decision-making, budgeting and assessing operating performance.

Adjusted EBITDA is not a recognized term under GAAP and should not be considered as a substitute for net income or any other financial measure presented in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of Celsius’ results as reported under GAAP. Celsius strongly encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

Because non-GAAP financial measures are not standardized, Adjusted EBITDA as defined by Celsius, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare Celsius’ use of this non-GAAP financial measure with those used by other companies.

A-2	2026 PROXY STATEMENT

P.O. BOX 8016, CARY, NC 27512-9903Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Celsius Holdings, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 1, 2026 Thursday, May 28, 2026 8:00 AM, Eastern Time The Annual Meeting will be held live via the Internet—for more details, please visit www.proxydocs.com/CELH.YOUR VOTE IS IMPORTANT!PLEASE VOTE BY: 8:00 AM, Eastern Time, May 28, 2026.Internet:• www.proxypush.com/CELH• Cast your vote online• Have your Proxy Card ready Follow the simple instructions to record your votePhone:1-866-829-5421• • Use any touch-tone telephone• Have your Proxy Card ready Follow the simple recorded instructions Mail:• • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/CELHThis proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints John Fieldly and Jarrod Langhans (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Celsius Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 Beta NXT, Inc. or its affiliates. All Rights Reserved

Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3Celsius Holdings, Inc. Annual Meeting of Stockholders BOARD OF DIRECTORSPROPOSAL YOUR VOTE RECOMMENDS1. To elect as directors the ten nominees listed below to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified; FOR AGAINST ABSTAIN1.01 John Fieldly FOR#P2# #P2# #P2#1.02 Nick Castaldo FOR#P3# #P3# #P3#1.03 Damon DeSantis FOR#P4# #P4# #P4#1.04 Christy Jacoby FOR#P5# #P5# #P5#1.05 Hal Kravitz FOR#P6# #P6# #P6#1.06 Caroline Levy FOR#P7# #P7# #P7#1.07 Cheryl Miller FOR#P8# #P8# #P8#1.08 Fletcher Previn FOR#P9# #P9# #P9#1.09 Joyce Russell FOR#P10# #P10# #P10#1.10 John Short FOR#P11# #P11# #P11#FOR AGAINST ABSTAIN2. Non-binding advisory resolution regarding the compensation of our Named Executive Officers FOR(Say on Pay); #P12# #P12# #P12#3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public FOR accounting firm for the fiscal year ending December 31, 2026. #P13# #P13# #P13# NOTE: To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/CELHAuthorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date